                                                                    EXHIBIT 10.1

================================================================================

                          TRUST AND SECURITY AGREEMENT

                                      among

                         T & W FUNDING COMPANY I, l.L.C.
                               (the "Transferor")


                           T & W FINANCIAL CORPORATION
                                (the "Servicer")

                                       AND


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                     (the "Trustee" and "Back-up Servicer")


================================================================================


                          Dated as of February 1, 1997

                               TABLE OF CONTENTS

SECTION                                   HEADING                                PAGE

Parties 1

Preliminary Statement...............................................................1

Trust Statement.....................................................................1

Conveyance Clause...................................................................1

ARTICLE ONE          DEFINITIONS....................................................3

    Section 1.01.          Definitions..............................................3

ARTICLE TWO          THE CERTIFICATES...............................................21

    Section 2.01.          Form Generally...........................................21
    Section 2.02.          Denomination.............................................21
    Section 2.03.          Execution, Authentication, Delivery and Dating...........21
    Section 2.04.          Temporary Certificates...................................22
    Section 2.05.          Registration, Registration of Transfer and Exchange......22
    Section 2.06.          Limitation on Transfer and Exchange......................23
    Section 2.07.          Mutilated, Destroyed, Lost or Stolen Certificate.........24
    Section 2.08.          Payment of Principal and Interest; Principal and Interest
                           Rights Preserved.........................................25
    Section 2.09.          Persons Deemed Owner.....................................27
    Section 2.10.          Cancellation.............................................27
    Section 2.11.          Intended Tax Characterization............................27

ARTICLE THREE        FUNDINGS.......................................................28

    Section 3.01.          Fundings.................................................28
    Section 3.02.          Procedure for Fundings...................................28
    Section 3.03.          Fundings by Certificateholders...........................29
    Section 3.04.          Re-underwriting..........................................30

ARTICLE FOUR         ISSUANCE OF CERTIFICATES; SUBSTITUTIONS OF COLLATERAL..........31

    Section 4.01.          Conditions to Issuance of Certificates...................31




    Section 4.02.          Additional Fundings......................................33
    Section 4.03.          Perfection of Transfer...................................35
    Section 4.04.          Lease Receivables........................................36
    Section 4.05.          Releases.................................................38
    Section 4.06.          Trust Property...........................................39
    Section 4.07.          Notice of Release........................................39
    Section 4.08.          Nature of Transfer.......................................39

ARTICLE FIVE         SATISFACTION AND DISCHARGE.....................................40

    Section 5.01.          Satisfaction and Discharge of Agreement..................40
    Section 5.02.          Application of Trust Money...............................40

ARTICLE SIX          DEFAULTS AND REMEDIES..........................................42

    Section 6.01.          Events of Default........................................42
    Section 6.02.          Acceleration of Maturity; Rescission and Annulment.......42
    Section 6.03.          Collection of Indebtedness and Suits for Enforcement by
                           Trustee................................................. 44
    Section 6.04.          Remedies.................................................44
    Section 6.05.          Optional Preservation of Trust Property..................45
    Section 6.06.          Trustee May File Proofs of Claim.........................45
    Section 6.07.          Trustee May Enforce Claims Without Possession of
                           Certificates.............................................46
    Section 6.08.          Application of Money Collected...........................46
    Section 6.09.          Limitation on Suits......................................48
    Section 6.10.          Unconditional Right of Certificateholders to Receive
                           Principal and Interest...................................48
    Section 6.11.          Restoration of Rights and Remedies.......................48
    Section 6.12.          Rights and Remedies Cumulative...........................49
    Section 6.13.          Delay or Omission; Not Waiver............................49
    Section 6.14.          Control by Certificateholders............................49
    Section 6.15.          Waiver of Certain Events by Less than All
                           Certificateholders.......................................49
    Section 6.16.          Undertaking for Costs....................................50
    Section 6.17.          Waiver of Stay or Extension Laws.........................50
    Section 6.18.          Sale of Trust Property...................................50
    Section 6.19.          Action on Certificates...................................51

ARTICLE SEVEN        THE TRUSTEE....................................................53

    Section 7.01.          Certain Duties and Responsibilities......................53




    Section 7.02.          Notice of Default and Other Events.......................55
    Section 7.03.          Certain Rights of Trustee................................55
    Section 7.04.          Not Responsible for Recitals or Issuance of Certificates.56
    Section 7.05.          May Hold Certificates....................................57
    Section 7.06.          Money Held in Trust......................................57
    Section 7.07.          Compensation and Reimbursement...........................57
    Section 7.08.          Corporate Trustee Required; Eligibility..................58
    Section 7.09.          Resignation and Removal; Appointment of Successor........58
    Section 7.10.          Acceptance of Appointment by Successor...................59
    Section 7.11.          Merger, Conversion, Consolidation or Succession to
                           Business of Trustee......................................60
    Section 7.12.          Co-Trustees and Separate Trustees........................60
    Section 7.13.          Rights with Respect to the Servicer......................61
    Section 7.14.          Appointment of Authenticating Agent......................61
    Section 7.15.          Trustee to Hold Lease Contracts..........................63
    Section 7.16.          Money for Certificate Payments to Be Held in Trust.......63

ARTICLE EIGHT        THE POLICY.....................................................65

    Section 8.01.          Payments under the Policy................................65

ARTICLE NINE         AMENDMENTS.....................................................66

    Section 9.01.          Amendments without Consent of Certificateholders.........66
    Section 9.02.          Amendments and Modifications to Agreement with Consent of
                           Certificateholders.......................................67
    Section 9.03.          Execution of Amendments..................................68
    Section 9.04.          Effect of Amendments.....................................68
    Section 9.05.          Reference in Certificates to Amendments..................68
    Section 9.06.          Amendment as to Registered Form..........................68

ARTICLE TEN          REDEMPTION OF CERTIFICATES.....................................69

    Section 10.01.         Redemption at the Option of the Transferor; Election to
                           Redeem...................................................69
    Section 10.02.         Notice to Trustee; Deposit of Redemption Price...........69
    Section 10.03.         Notice of Redemption by the Transferor...................69
    Section 10.04.         Deposit of the Redemption Price..........................70
    Section 10.05.         Certificates Payable on Redemption Date..................70
    Section 10.06.         Release of Lease Contracts...............................70




ARTICLE ELEVEN       REPRESENTATIONS, WARRANTIES AND COVENANTS......................71

    Section 11.01.         Representations and Warranties...........................71
    Section 11.02.         Covenants................................................73
    Section 11.03.         Other Matters as to the Transferor.......................79

ARTICLE TWELVE       ACCOUNTS AND ACCOUNTINGS.......................................80

    Section 12.01.         Collection of Money......................................80
    Section 12.02.         Collection Account.......................................80
    Section 12.03.         Reports by Trustee to Certificateholders.................82

ARTICLE THIRTEEN     PROVISIONS OF GENERAL APPLICATION..............................84

    Section 13.01.         General Provisions.......................................84
    Section 13.02.         Acts of Certificateholders...............................84
    Section 13.03.         Notices, etc., to Trustee, Bond Insurer, Transferor and
                           Servicer.................................................84
    Section 13.04.         Notices to Certificateholders; Waiver....................85
    Section 13.05.         Effect of Headings and Table of Contents.................86
    Section 13.06.         Successors and Assigns...................................86
    Section 13.07.         Separability.............................................86
    Section 13.08.         Benefits of Agreement....................................86
    Section 13.09.         Legal Holidays...........................................86
    Section 13.10.         Governing Law............................................86
    Section 13.11.         Counterparts.............................................86
    Section 13.12.         Corporate Obligation.....................................86
    Section 13.13.         Compliance Certificates and Opinions.....................87
    Section 13.14.         Bond Insurer Default.....................................87
    Section 13.15.         Third Party Beneficiary..................................87


                                    EXHIBITS

Exhibit A      - Form of Investment Letter

Exhibit B      - Form of Supplemental Grant of 5

Substitute Lease Contracts

Exhibit C      - Form of Funding Report

Exhibit D      - Form of Certificate

Exhibit E      - Form of Transferor Officer's Certificate pursuant to Section
                 4.02(b)

Exhibit F      - Form of Transferor Officer's Certificate pursuant to Section
                 4.02(d)

Exhibit G      - Form of Servicer Officer's Certificate pursuant to Section
                 4.02(d)

Exhibit H      - Form of Transferor Officer's Certificate pursuant to Section
                 4.02(g)

     This TRUST AND SECURITY AGREEMENT (this "Agreement"), dated as of February 1, 1997, is by and among T & W Funding Company I, L.L.C. (the "Transferor"), T & W Financial Corporation, as servicer (the "Servicer"), Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee") and as back-up servicer (the "Back-up Servicer").

                              PRELIMINARY STATEMENT

     The Transferor has duly authorized the execution and delivery of this Agreement to provide for the issuance of the Certificates by the Trust (as defined herein) as provided in this Agreement. All covenants and agreements made by the Transferor, the Servicer, the Trustee and the Back-up Servicer herein are for the benefit and security of the Holders of the Certificates. The Transferor, the Servicer, the Trustee and the Back-up Servicer are entering into this Agreement, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     All things necessary to make this Agreement a valid agreement of the Transferor, the Servicer, the Trustee and the Back-up Servicer in accordance with its terms have been done.

                                 TRUST STATEMENT

     The Transferor does hereby create and establish, pursuant to the laws of the State of New York and this Agreement, a trust, which for convenience shall be known as "T & W Lease-Backed Trust."

                                CONVEYANCE CLAUSE

     The Transferor does hereby transfer, assign, set over, and otherwise convey to the Trustee, for the ratable benefit of the Holders of the Certificates and the Bond Insurer, all of the Transferor's rights, title and interest in and to the following and any and all benefits accruing to the Transferor from: (a) the Lease Receivables and Lease Contracts and all payments received on or with respect to the Lease Contracts and Lease Receivables and due after the related Cut-Off Date; (b) the Equipment and Leased Vehicles related to such Lease Contracts that are owned by the Transferor and a perfected security interest of the Transferor in any of the Equipment and Leased Vehicles that is not owned by the Transferor; (c) any rights of the Transferor under each Insurance Policy related to the Lease Contracts and Insurance Proceeds; (d) the Contribution Agreement, and any other Transaction Documents to which the Transferor is a party; (e) the Servicing Agreement; (f) all amounts from time to time on deposit in the Collection Account

(including any Eligible Investments and other property in such accounts); (g) the Lease Contract Files and (h) proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing), in each case whether now owned or hereafter acquired (all of the foregoing being hereinafter referred to as the "Trust Property"). The foregoing transfer, assignment, set over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trustee or any Certificateholder of any obligation of the Transferor, the Company, the Servicer or any other Person in connection with the Trust Property or under any agreement or instrument relating thereto.

     The Trustee acknowledges its acceptance on behalf of the Certificateholders and the Bond Insurer of all right, title and interest previously held by the Transferor in and to the Trust Property, and declares that it shall maintain such right, title and interest in accordance with the provisions hereof and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Certificateholders and the Bond Insurer may be adequately and effectively protected.

     It is the intention of the Transferor and the Trustee that this assignment and conveyance constitute a sale of the Trust Property (other than the Lease Contracts, the Lease Contract Files, the Leased Vehicles and the Equipment) conveying good title thereto, and a grant or assignment of a valid first priority perfected security interest in the Lease Contracts, the Lease Contract Files, the Leased Vehicles and the Equipment, free and clear of all Liens, from the Transferor to the Trust, and that the Trust Property not be part of the Transferor's estate in the event of the insolvency or bankruptcy of the Transferor. However, in the event that, notwithstanding the intent of the Transferor and the Trustee, the Trust Property is held to be property of the Transferor's estate, or if for any reason this Agreement is held or deemed to create a security interest in the Trust Property, then (x) this Agreement shall also be deemed to be a security agreement with respect to the Trust Property within the meaning of Article 8 and Article 9 of the Uniform Commercial Code as in effect in the State of New York and (y) the conveyance provided for in this Conveyance Clause shall be deemed to be a grant (or a complete and present assignment) by the Transferor to the Trust of a valid first priority perfected security interest in all of the Trust Property, including without limitation, the Transferor's right, title and interest in and to the Lease Contracts, the Lease Receivables, the Leased Vehicles owned by the Transferor and the Equipment owned by the Transferor and all proceeds thereof.

                                   ARTICLE ONE
                                   DEFINITIONS

         Section 1.01. Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms. Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Servicing Agreement or the Contribution Agreement.


         "Act": With respect to any Certificateholder, the meaning specified in
Section 13.02 hereof.

         "Accrual Date": With respect to the Certificates, the date upon which interest begins accruing on such Certificates, as specified in such Certificates.

         "Accrual Interval": With respect to each Accrual Period other than the Accrual Period relating to the Initial Payment Date, each period beginning on a Payment Date (or with respect to any additional principal amounts due to a Funding during such Accrual Period, the related Funding Date) and ending on the day immediately prior to the earlier of the next Funding Date or Payment Date, as appropriate. The Accrual Interval with respect to the Accrual Period relating to the Initial Payment Date shall be the period beginning on the Accrual Date (or with respect to any additional principal amounts due to a Funding during such Accrual Period, the related Funding Date) and ending on the day immediately prior to the earlier of the next Funding Date or the Initial Payment Date, as appropriate. Each Accrual Period may consist of multiple Accrual Intervals.

         "Accrual Period": The period beginning on the fifteenth day of each month (or, in the case of the Accrual Period that is applicable to the Initial Payment Date, beginning on the Accrual Date for such Certificates) and ending on the fourteenth day of the immediately following month.

         "Additional Lease Contract": Each Lease Contract acquired by the Transferor and conveyed to the Trust on a Funding Date.

         "Additional Servicer Fee": The amount, if any, of the fee payable in accordance with Section 6.02(b) of the Servicing Agreement to a successor Servicer appointed pursuant to Section 6.02 of the Servicing Agreement that is in excess of the Servicer Fee.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate IPB" or "Aggregate Implicit Principal Balance": The aggregate of the Implicit Principal Balances of all Lease Contracts outstanding at any time.

         "Agreement": This Agreement, as supplemented, in the form when originally executed and, if from time to time further supplemented or amended by one or more amendments hereto pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this Agreement to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Agreement as originally executed, or if amended or supplemented, as so amended and supplemented. The words "herein," "hereof," "hereunder" and other words of similar import when not related to a specific subdivision of this Agreement, refer to this Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision of this Agreement or any supplement.

         "Annualized Default Rate": For any Due Period, (i) the sum of the Implicit Principal Balances as of the Calculation Date occurring in such Due Period of all Lease Contracts that became Defaulted Lease Contracts during such Due Period (including any Lease Contracts that have been purchased or substituted) (ii) minus the sum of Recoveries and Residual Proceeds received during such Due Period, (iii) divided by the Aggregate Implicit Principal Balance at the beginning of the Due Period, (iv) multiplied by twelve.

         "Application for Certificate of Title": With regard to each Leased Vehicle for which a Certificate of Title has not been issued, evidence that an application for a Certificate of Title has been submitted with the appropriate authority.

         "Assignment and Assumption Agreement": An agreement between a Contributor and the Transferor pursuant to which such Contributor transfers Lease Assets to the Transferor in exchange for an ownership interest in the Transferor and an assumption by the Transferor of certain indebtedness of such Contributor.

         "Available Cash" : With respect to each Payment Date, the amounts available in the Collection Account after payment of all amount required by clauses (i) through (v) of Section 12.02(d) hereof.

         "Authenticating Agent": Initially, the Trustee, and thereafter any entity appointed by the Trustee pursuant to Section 7.14 hereof.

         "Back-up Servicer": Initially, Norwest Bank Minnesota, National Association, a national banking association, and its permitted successors and assigns under the Servicing Agreement.

         "Back-up Servicer Fee": The fee payable on each Payment Date to the Back-up Servicer in consideration for the Back-up Servicer's performance of its duties pursuant to the Servicing Agreement as Back-up Servicer, in an amount equal to the product of (i) one-twelfth of the Back-up Servicer Fee Rate and
(ii) the Outstanding Principal Balance of the Certificates on the preceding Payment Date after giving effect to distributions on such date.

         "Back-up Servicer Fee Rate": For any Due Period in which the Aggregate IPB is less than $50 million, a rate equal to four one-hundredths of one percent (0.04%) per annum. For any Due Period in which the Aggregate IPB is greater than or equal to $50 million, a rate equal to three one-hundredths of one percent (0.03%) per annum; provided, however, with respect to the Discount Rate the Back-up Servicer Fee Rate shall be equal to four one-hundredths of one percent (0.04%) per annum.

         "Benefit Plan Investor": The meaning set forth in 29 C.F.R. Section 2510.3-101.

         "Board of Directors": Either the board of directors of the Transferor or of the Servicer, or any duly authorized committee of such Board.

         "Board Resolution": A copy of a resolution certified by the Secretary or an Assistant Secretary of the Transferor or of the Servicer to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "Bond Insurer": MBIA Insurance Corporation, and its permitted successors and assigns under the Insurance Agreement.

         "Bond Insurer Default": The occurrence and continuance of any of the following events: (a) the failure by the Bond Insurer to make a payment under the Insurance Agreement in accordance with its terms; or (b) an Insurer Insolvency.

         "Bond Insurer Premium": The meaning set forth in the Insurance
Agreement.

         "Bond Insurer Premium Rate": The meaning set forth in the Insurance Agreement

         "Business Day": Any day other than a Saturday, a Sunday or a day on which the Bond Insurer or banking institutions in (a) New York City, or (b) the city in which the Corporate Trust Office is located, are authorized or obligated by law or executive order to close.

         "Calculation Date": The last day of a Due Period, except that with respect to the Initial Payment Date, the Calculation Date shall mean the related Cut-Off Date.

         "Certificate Interest Rate": Eight and two hundred seventy-five one-thousandths percent (8.275%) per annum.

         "Certificate of Title": With regard to each Leased Vehicle, the original certificate of title relating thereto, which shall name the Transferor as the owner of such Leased Vehicle and the Trustee as the secured party.

         "Certificate Purchase Agreement": The Certificate Purchase Agreement dated as of February 7, 1997 by and among the Company, the Transferor and Centre Square Funding Corporation.

         "Certificate Register": The meaning specified in Section 2.05 hereof.

         "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register.

         "Certificates" or "Lease-Backed Certificates": The Certificates issued under the terms of this Agreement on the Closing Date and which may vary in principal amount as set forth herein.

         "Closing Date": February 7, 1997.

         "Code": The Internal Revenue Code of 1986, as amended.

         "Collateralization Percentage": As of any date of determination prior to the end of the Funding Period, a percentage equal to the greatest of (A) eight percent (8.0%), and (B) the product of (i) four and (ii) the concentration percentage based on the aggregate Implicit Principal Balances of the Lease Contracts with respect to the Customer with the largest concentration of Lease Contracts. On and after such date, the "Collateralization Percentage" shall be the Collateralization Percentage determined on the final day of the Funding Period.

         "Collection Account": The trust account or accounts created and maintained pursuant to Section 12.02 hereof.

         "Company": T & W Financial Corporation, and all successors thereto in accordance with the Contribution Agreement.

         "Contributor": Each of T & W Funding Company V, L.L.C., a Delaware limited liability company and T & W Funding Company VI, L.L.C., a Delaware limited liability company.

         "Contribution Agreement": The Contribution Agreement dated as of February 1, 1997 by and among the Transferor, the Company and the Contributors.

         "Corporate Trust Office": The principal corporate trust office of the Trustee at the location identified in Section 13.03 herein or such other address as the Trustee may designate from time to time in accordance with Section 13.03, or the principal corporate trust office of any successor Trustee.

         "Customer": The lessee under each related Lease Contract, including any guarantor of such lessee and their respective successors and assigns.

         "Cut-Off Date": For each Funding, the last Business Day of the month preceding the related Funding Date, or such other Business Day agreed to by the Transferor, the Servicer and the Bond Insurer and set forth on the related Funding Report.

         "Default": Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.

         "Defaulted Lease Contract": A Lease Contract shall become a Defaulted Lease Contract at the earlier of the day (i) when any portion of such Lease Contract is 180 days delinquent or (ii) the Servicer determines in accordance with its customary practices that it shall not make a Servicer Advance or that a prior Servicer Advance is unrecoverable.

         "Defaulted Lease Purchase and Substitution Limit": $2,500,000.

         "Delinquency Rate": For any Due Period, the sum of the Implicit Principal Balances of all Lease Contracts as of the Calculation Date occurring in such Due Period with respect to which a Customer has not made the Scheduled Payment or any portion thereof due in the prior Due Period (including any such Lease Contracts that have been purchased or substituted), divided by the Aggregate Implicit Principal Balance on such Calculation Date (including any such Lease Contracts that have been purchased or substituted).

         "Delinquent Lease Contract": For any Due Period, any Lease Contract (a) with respect to which a Customer has not made any Scheduled Payment or any portion thereof due in such Due Period and which remains unpaid as of the Calculation Date at the end of such Due Period and (b) which is not a Defaulted Lease Contract.

         "Delinquent Lease Purchase and Substitution Limit": $7,500,000.

         "Determination Date": The fifth Business Day preceding each Payment
Date.

         "Discount Rate": For each Lease Contract, the rate equal to the sum of
(i) the Certificate Interest Rate, (ii) the Back-up Servicer Fee Rate, (iii) the Bond Insurer Premium Rate and (iv) the Trustee Fee Rate.

         "Dollar(s)": Lawful money of the United States of America.

         "Due Date": With respect to each Scheduled Payment and each Lease Receivable, the date of the month on which such Scheduled Payment is due thereunder.

         "Due Period": As to any Determination Date, Payment Date or Servicer Remittance Date, the period beginning on the first day and ending on the last day of the calendar month preceding the month in which such Determination Date, Payment Date or Servicer Remittance Date occurs.

         "Electronic Ledgers": The electronic master records of all lease contracts of the Company or the Servicer similar to and including the Lease Contracts.

         "Eligible Investments" shall mean book-entry securities entered on the books of the registrar of such security and held in the name or on behalf of the Trustee or negotiable instruments or securities represented by instruments in bearer form (and held in the possession of the Trustee or its agent) or registered form (registered in the name of the Trustee or its nominee) that constitute the following:

                  (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in the highest available rating categories of each of the Rating Agencies and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

                  (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated in the highest short-term rating category by S&P and by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must (A) be valued weekly at current market price plus accrued interest, (B) pursuant to such valuation, equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral;

                  (iv) commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                  (v) a guaranteed investment contract approved by each of the Rating Agencies and the Bond Insurer and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                  (vi) money market funds including money market funds managed by the Trustee having ratings in the highest available long term rating category of each of the Rating Agencies at the time of such investment which invest only in other Eligible Investments; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in this Agreement; and

                  (vii) any investment approved in writing by each of the Rating Agencies and the Bond Insurer.

         "Enumerated States": As of any date of determination, the ten states with the largest concentration of Lease Contracts based upon the aggregate Implicit Principal Balances of such Lease Contracts.

         "Equipment": The equipment leased to the Customers pursuant to the Lease Contracts and described by general equipment type under the column heading "equip" on the Lease Schedule.

         "Existing Indebtedness": The meaning specified in Exhibit D of the Contribution Agreement.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended or any successor statute thereto.

         "Event of Default": The meaning specified in Section 6.01 hereof.

         "Final Due Date": With respect to each Lease Receivable, the final Due Date thereunder.

         "Final Payment Date": With respect to the Certificates, the date on which the final principal payment on such Certificates is made as therein or herein provided, whether at the Stated Maturity, or by acceleration or redemption.

         "Funding": An additional purchase of Certificates by the Certificateholders on a Funding Date, the result of which is an increase in the Outstanding Principal Balance of the Certificates as of such Funding Date.

         "Funding Amount": As of any Funding Date, an amount equal to (A) the Funding IPB minus (B)(i) the Required Collateralization Amount (computed taking into account the Aggregate Implicit Principal Balance including the related Funding IPB) minus (ii) the Required Collateralization Amount (computed prior to the related Funding); provided, however, that the Outstanding Principal Balance of the Certificates shall not exceed the Maximum Outstanding Certificate Amount.

         "Funding Date": After the Closing Date, any Business Day during the Funding Period on which the Transferor desires to obtain a Funding in accordance with the terms of this Agreement; provided, however, that (a) no Fundings shall occur on any date between a Determination Date and the related Payment Date and
(b) Fundings shall not occur more than two times per month.

         "Funding IPB": The sum of the Implicit Principal Balances of the Lease Contracts acquired by or on behalf of the Transferor and conveyed to the Trust on any Funding Date.

         "Funding Period": The period commencing on the Closing Date through and including the earlier to occur of (i) a Funding Period Trigger Event, (ii) January 31, 2000, unless extended by mutual agreement among the Transferor, the Bond Insurer and the Certificateholders; provided that Moody's receives notification of such extension, (iii) the date designated by the Transferor upon five Business Days prior written notice to the Certificateholders and the Bond Insurer or (iv) the date on which the Liquidity Facility is terminated.

         "Funding Period Trigger Event": Any of the following events during the Funding Period:

                  (1) With respect to the Reported Company, the Tangible Net Worth Requirement is not met; or

                  (2) For any three consecutive Due Periods, the average of the Annualized Default Rates for such consecutive Due Periods was greater than 2.5%; or

                  (3) For any three consecutive Due Periods, the average of the Delinquency Rates for such consecutive Due Periods was greater than 6.0%; or

                  (4) A payment has been made to the Trustee by the Bond Insurer pursuant to the Policy; or

                  (5) A Trigger Event has occurred; or

                  (6) The Reported Company defaults on any payment obligations under any agreement evidencing indebtedness;

                  (7) Anytime after August 7, 1998, the Bond Insurer shall determine that its participation in the transactions contemplated hereunder or under any related document will have a material adverse impact on the Bond Insurer; or


                  (8) WITH RESPECT TO ANY DATE OF DETERMINATION, THE AGGREGATE IMPLICIT PRINCIPAL BALANCE IS LESS THAN THE SUM OF (A) THE REQUIRED COLLATERALIZATION AMOUNT AND (B) THE OUTSTANDING PRINCIPAL BALANCE OF THE CERTIFICATES AND SUCH DEFICIENCY CONTINUES UNREMEDIED FOR A PERIOD OF 60 DAYS.

         "Funding Report": The report in the form attached hereto as Exhibit C delivered by the Transferor to the Trustee, the Bond Insurer and the Certificateholders in connection with a Funding.

         "Guaranty Amounts": Any and all amounts paid or payable by any individual guarantor indicated on the applicable Lease Contract.

         "Holder" or "Certificateholder": The person in whose name a Certificate is registered in the Certificate Register.

         "Implicit Principal Balance": As of any date of determination, with respect to each Lease Receivable, the present value of the remaining stream of Scheduled Payments due with respect to such Lease Receivable after the applicable Calculation Date (as reduced by the Servicer Fee but not reduced by any Additional Servicer Fee) based upon discounting such Scheduled Payments (assuming such Scheduled Payments are received on the next succeeding Calculation Date on or after the applicable Due Dates) to such Calculation Date at the Discount Rate, at the same frequency as the Payment Dates; except that on the Calculation Date (w) on or immediately following the deposit into the Collection Account of Insurance Proceeds equal to the outstanding Implicit Principal Balance of the related Lease Contract, or the Purchase Price of a repurchased Lease Contract, or on or immediately following the delivery of a Substitute Lease Contract, (x) immediately on or after the date that a Lease Contract has become a Defaulted Lease Contract, or (y) immediately preceding the Final Payment Date with respect to the Certificates, the Implicit Principal Balance of each such related Lease Receivable shall be zero. To the extent that the Final Due Date of any Lease Receivable is later than the Stated Maturity of the Certificates, any Scheduled Payments due on such Lease Receivable after the Calculation Date immediately preceding the Stated Maturity of such Certificates shall not be taken into account in calculating the Implicit Principal Balance of such Lease Receivable.

         "Independent" or "independent": When used with respect to any specified Person means such a Person, who (1) is in fact independent of the Transferor,
(2) does not have any direct financial interest or any material indirect financial interest in the Transferor or in any Affiliate of the Transferor and
(3) is not connected with the Transferor as an officer, employee, promoter, underwriter, partner, director, or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Transferor Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Independent Accountants": BDO Seidman LLP or any other firm of independent certified public accountants of recognized national standing.

         "Initial Aggregate Implicit Principal Balance": The greatest Aggregate Implicit Principal Balance calculated on any Calculation Date since the Closing Date.

         "Initial Payment Date": February 18, 1997.

         "Insurance Agreement": The Insurance Agreement, dated as of February 1, 1997, by and among the Bond Insurer, the Transferor, the Servicer, K&P Finance Corp. I, the Trustee and the Back-up Servicer.

         "Insurance Policy": With respect to an item of Equipment or Leased Vehicle and a Lease Contract, any insurance policy maintained by the Customer pursuant to the related Lease Contract that covers physical damage to the Equipment or Leased Vehicle (including policies procured by the Company, either Contributor or the Servicer on behalf of the Customer).

         "Insurance Proceeds": With respect to an item of Equipment or Leased Vehicle and a Lease Contract, any amount received during the related Due Period pursuant to an Insurance Policy issued with respect to such Equipment or Leased Vehicle and the related Lease Contract, net of any costs of collecting such amounts not otherwise reimbursed.

         "Insurer": Any insurance company or other insurer providing any Insurance Policy.

         "Insurer Insolvency": The meaning set forth in the Insurance Agreement.

         "Interest Distribution Amount": With respect to each Payment Date, the amount of interest owed on the Certificates for such Payment Date.

         "Investment Letter": The meaning set forth in Section 2.06 hereof.

         "Lease Assets": The meaning set forth in the Contribution Agreement.

         "Lease Contract File": The meaning specified in the Contribution Agreement.

         "Lease Contracts": The lease contracts and loan contracts (and all rights with respect thereto, including all security interests, guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Lease Contract and all rights with respect to any agreements or arrangements with the vendors, dealers or manufacturers of the Equipment or Leased Vehicles to the extent specifically related to any Lease Contract) which are pledged by the Transferor to the Trustee from time to time pursuant to this Agreement to support payment of the Certificates and identified on the Lease Schedule attached to a Funding Report delivered to the Trustee, the Bond Insurer and the

Certificateholders on any Funding Date or which are Substitute Lease Contracts, and any amendments, riders and annexes thereto; provided, however, that, from and after the date on which a Lease Contract is purchased or substituted by the Company or the Transferor in accordance with Section 4.04 hereof, such repurchased or replaced Lease Contract shall no longer constitute a Lease Contract for purposes of the Transaction Documents.

         "Lease Receivables": With respect to any Lease Contract, all of, and the right to receive all of (i) the Scheduled Payments, (ii) any Guaranty Amounts, (iii) any Insurance Proceeds, (iv) any Residual Proceeds, (v) any Recoveries and (vi) any Overdue Payments.

         "Lease Schedule": With respect to each Funding, the listing of Lease Contracts and Lease Receivables attached to a Funding Report as Schedule A, which shall include with respect to each Lease Contract listed on such Schedule:
(a) a number identifying such Lease Contract, (b) the Implicit Principal Balance, (c) the Customer, (d) the State of the Customer's billing address, (e) the original and remaining term, (f) the Scheduled Payment, (g) the frequency with which Scheduled Payments are due, (h) the zip code of the Customer's billing address, (i) the SIC Code and (j) the type of equipment, as such schedule may be amended upon any purchase or substitution of Lease Contracts made in accordance with the terms of the Transaction Documents.

         "Leased Vehicle": An automobile or truck which is the subject of a Lease Contract.

         "Lien": Any security interest, lien, charge, pledge, equity or encumbrance of any kind other than liens for taxes due and payable after the applicable Funding Date, mechanic's liens filed after the applicable Funding Date and any liens that attach after the applicable Funding Date by operation of law.

         "Liquidated Lease Receivable": A Lease Receivable that has been liquidated pursuant to Section 3.01(b) of the Servicing Agreement.

         "Liquidity Facility": The liquidity facility established pursuant to that certain liquidity agreement dated as of February 7, 1997 by and among CoreStates Bank, N.A., as liquidity agent and the liquidity banks named as parties thereto.

         "Loan Contract": A Lease Contract that evidences a sale of the related Equipment to the Customer and the retention by the lessor of a security interest in such Equipment.

         "Maximum Default Rate": 3.0%.

         "Maximum Delinquency Rate": 7.0%.

         "Maximum Outstanding Certificate Amount": $100,000,000.

         "Monthly Servicer's Report": The report prepared by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         "Moody's": Moody's Investors Service, Inc. and its successors in interest.

         "Nonrecoverable Advance": A Servicer Advance that the Servicer determines in good faith, and in accordance with its customary servicing practices, is unlikely to be eventually repaid from Scheduled Payments made by or on behalf of the related Customer in accordance with Section 3.04 of the Servicing Agreement.

         "Officer's Certificate": A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the Secretary of the company on whose behalf the certificate is delivered, and delivered to the Trustee, which certificate shall comply with the applicable requirements of Section 13.13 hereof. Unless otherwise specified, any reference in this Agreement to an Officer's Certificate shall be to an Officer's Certificate of the Transferor.

         "Opinion of Counsel": A written opinion of outside counsel who shall be reasonably satisfactory to the Trustee and the Bond Insurer and which opinion shall be in form and substance acceptable to the Trustee and the Bond Insurer and shall comply with the applicable requirements of Section 13.l3 hereof.

         "Outstanding": With respect to the Certificates, as of any date of determination, all Certificates theretofore authenticated and delivered under this Agreement except:

                  (a) Certificates theretofore canceled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation;

                  (b) Certificates for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Trustee or any Paying Agent in trust for the Holders of such Certificates (provided, however, that if such Certificates are to be redeemed, notice of such redemption has been duly given pursuant to this Agreement, satisfactory to the Trustee); and

                  (c) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser;

provided, however, that for purposes of determining whether the Holders of the requisite outstanding principal amount of Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Transferor or any Affiliate of the Transferor or the Servicer shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded.

         "Outstanding Principal Balance": As of any date of determination, the principal amount of the Certificates outstanding as of such date.

         "Overdue Payment": With respect to a Due Period and a Delinquent Lease Contract, all payments due in a prior Due Period that the Servicer receives from or on behalf of a Customer during the related Due Period on such Delinquent Lease Contract, including any Servicing Charges.

         "Paying Agent": The Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 7.08 hereof and is authorized by the Transferor pursuant to Section 7.16 hereof to pay the principal of, or interest on, any Certificates on behalf of the Trust.

         "Payment Date": The fifteenth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing on the Initial Payment Date.

         "Person": Any individual, corporation, partnership, association, joint-stock company, limited liability company, trust (including any beneficiary thereof) unincorporated organization or government or any agency or political subdivision thereof.

         "Policy": With respect to the Certificates, the financial guaranty insurance policy issued by the Bond Insurer insuring the Certificates in accordance with the terms thereof.

         "Preference Claim": Shall have the meaning set forth in Section 8.01 hereof.

         "Principal Distribution Amount": With respect to each Payment Date (a) for any Payment Date prior to Stated Maturity, an amount equal to (i) if, on such Payment Date, the Available Cash is sufficient to pay the Required Principal Distribution Amount on such date, the Required Principal Distribution Amount; or (ii) if, on such Payment Date, the Available Cash is not sufficient to pay the Required Principal Distribution Amount on such date, the Available Cash; and (b) on the Stated Maturity, an amount equal to the Outstanding Principal Balance of the Certificates as of such date.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase Price": With respect to any Lease Contract repurchased by the Company or one of the Contributors pursuant to Section 3.03 of the Contribution Agreement or by the Transferor pursuant to Section 4.04(d) hereof or Section
3.10 of the Servicing Agreement, the sum of (i) the Implicit Principal Balance of the related Lease Receivable on the Calculation Date on or immediately succeeding the date when the Lease Contract is repurchased, (ii) any Scheduled Payments with respect to the Lease Contract due on or prior to such Calculation Date but not received through such Calculation Date and (iii) with respect to the related Equipment or Leased Vehicle, the amount recorded in the books and records of the Company or the Transferor as the "unguaranteed residual."

         "Rating Agencies": Moody's and S&P.

         "Record Date": The close of business on the last day of the month preceding the applicable Payment Date, whether or not a Business Day, except with respect to the Initial Payment Date, the Record Date shall be the Closing Date.

         "Recoveries": For any Due Period occurring after the date on which any Lease Contract becomes a Defaulted Lease Contract and with respect to such Defaulted Lease Contract, all payments that the Servicer received from or on behalf of a Customer during such Due Period in respect of such Defaulted Lease Contract or from liquidation or re-leasing of the related Equipment or Leased Vehicle, including but not limited to Scheduled Payments, Overdue Payments, Guaranty Amounts, and Insurance Proceeds, as reduced by (i) any unreimbursed Servicer Advances with respect to such Lease Contract and (ii) any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Defaulted Lease Contract.

         "Redemption Date": A date fixed pursuant to Section 10.01 hereof.

         "Redemption Price": With respect to any Certificate, and as of any Redemption Date, the Outstanding Principal Balance of such Certificate, together with interest accrued thereon to the Redemption Date at the Certificate Interest Rate (exclusive of installments of interest and principal maturing on or prior to such date, payment of which shall have been made or duly provided for to the Holder of such Certificate on the applicable Record Date or as otherwise provided in this Agreement).

         "Redemption Record Date": With respect to any redemption of any Certificate, a date fixed pursuant to Section 10.01 hereof.

         "Registered Holder": The Person whose name appears on the Certificate Register on the applicable Record Date or Redemption Record Date.

         "Reinvestment Income": Any interest or other earnings earned on all or part of the Trust Property.

         "Reported Company": Shall mean T & W Financial Corporation and its Affiliates on a consolidated basis; provided, however, if T & W Financial Corporation is no longer acting as Servicer, then "Reported Company" shall also mean any successor Servicer appointed pursuant to this Agreement.

         "Reported Company's Financial Statements": Shall include the Reported Company's audited consolidated balance sheet, income statement, statement of cash flows, auditors opinion letter regarding audited financial statements and all notes to the audited financial statements.

         "Required Collateralization Amount": As of any date of determination, the greatest of (A) the Collateralization Percentage multiplied by the Aggregate Implicit Principal Balance as of the related Calculation Date, and (B) the sum of the aggregate Implicit Principal Balances of all the Lease Contracts under which the three Customers with the largest aggregate Implicit Principal Balances are obligated and (C) an amount equal to the product of (i) one-half of the Collateralization Percentage and (ii) the Initial Aggregate Implicit Principal Balance.

         "Required Collateralization Percentage": As of any date of determination, a percentage equal to the Required Collateralization Amount divided by the Aggregate Implicit Principal Balance.

         "Required Principal Distribution Amount": With respect to each Payment Date, an amount equal to the Outstanding Principal Balance of the Certificates as of the Calculation Date preceding such Payment Date, minus the product of (A) one minus the Required Collateralization Percentage and (B) the Aggregate IPB as of the Calculation Date preceding such Payment Date.

         "Residual Proceeds": With respect to a Lease Contract that is not a Defaulted Lease Contract and the related Equipment or Leased Vehicle, the net proceeds (including Insurance Proceeds) of any sale, re-lease (including any lease renewal) or other disposition of such Equipment or Leased Vehicle.

         "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any Trust Officer or any other Officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "S & P": Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, a corporation organized and existing under the laws of the State of Delaware, and its successors in interest.

         "Sale": The meaning specified in Section 6.18 hereof.

         "Scheduled Payment": With respect to a Payment Date and a Lease Contract, the periodic payment (exclusive of any amounts in respect of taxes) set forth in such Lease Contract due from the Customer in the related Due Period, calculated without regard to any modification granted pursuant to
Section 3.01(b)(v) of the Servicing Agreement; a payment made in a Due Period is not a Scheduled Payment with respect to such Due Period unless all prior Scheduled Payments have been made as of the date of such payment.

         "Servicer": Initially, the Company, and thereafter any successor Servicer appointed pursuant to Section 6.02 of the Servicing Agreement.

         "Servicer Advance": The meaning set forth in Section 3.04 of the Servicing Agreement.

         "Servicer Fee": An amount equal to $5.00 per Lease Contract per Scheduled Payment. The Servicer Fee shall not include the Additional Servicer Fee.

         "Servicer Remittance Date": The Determination Date.

         "Servicing Agreement": The Servicing Agreement dated as of February 1, 1997 by and among the Servicer, the Transferor, the Trustee and the Back-up Servicer, as amended or supplemented from time to time in accordance with the terms thereof.

         "Servicing Charges": The sum of (i) all late payment charges paid by Customers on Delinquent Lease Contracts after payment in full of any Scheduled Payments due in a prior Due Period and Scheduled Payments for the related Due Period and (ii) any other incidental charges or fees received from a Customer, including but not limited to, late fees, collection fees and insufficient funds check charges.

         "Servicing Officers": The persons listed on a certificate of the Servicer from time to time delivered by the Servicer to the Transferor, the Bond Insurer and the Trustee.

         "State": Any state of the United States of America and, in addition, the District of Columbia and Puerto Rico.

         "Stated Maturity": The Payment Date in the Due Period which is six months following the Due Period in which the final Scheduled Payment is due with respect to the Lease Contract funded prior to the end of the Funding Period with the longest original term.

         "Tangible Net Worth Requirement": The requirement that with respect to the Reported Company:

                  (a) the total assets of the Reported Company and its Affiliates which would be shown as assets on a consolidated balance sheet of the Reported Company and its Affiliates as of such time prepared in accordance with generally accepted accounting principles consistently applied after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of the Affiliates, minus

                  (b) the total liabilities of the Reported Company and its Affiliates which would be shown as liabilities on a consolidated balance sheet of the Reported Company and its Affiliates as of such time prepared in accordance with generally accepted accounting principles consistently applied, minus

                  (c) the net book value of all assets, after deducting any reserves applicable thereto, which would be treated as intangible under generally accepted accounting principles consistently applied including, without limitation, good will, trademarks, trade names, service marks, brand names, copyrights, patents, and unamortized debt discount and expense, organizational expenses and the excess of the equity in any Affiliate over the cost of the investment in such Affiliate, minus

                  (d) the amount of any debt obligations to the Reported Company or any of its Affiliates by any shareholder, officer or director of the Servicer or any such Affiliate, is equal to at least $6,000,000 with respect to the occurrence of a Trigger Event and $7,500,000 with respect to the occurrence of a Funding Period Trigger Event.

         "Transition Cost": Any documented expenses and allocated cost of personnel reasonably incurred by a successor Servicer or the Trustee in connection with a transfer of servicing from the Servicer to a successor Servicer as successor Servicer pursuant to Section 6.02 of the Servicing Agreement, but not to exceed $50,000.

         "Transaction Documents": This Agreement, the Servicing Agreement, the Contribution Agreement, the Assignment and Assumption Agreements, the Certificates, the Insurance Agreement and the Policy.

         "Transferor": T & W Funding Company I, L.L.C., and all successors thereto in accordance with the terms hereof.

         "Transferor Order" and "Transferor Request": A written order or request signed in the name of the Transferor by its President or a Vice President, and delivered to the Trustee.

         "Trigger Event": Any of the following events: (1) for any three consecutive Due Periods, the average of the Annualized Default Rates for such consecutive Due Periods shall be equal to or greater than the Maximum Default Rate; (2) in any Due Period, the Annualized Default Rate is equal to or greater than three times the Maximum Default Rate; (3) in any two consecutive Due Periods, the sum of the Annualized Default Rates for such Due Periods is equal to or greater than three times the Maximum Default Rate; (4) for any three consecutive Due Periods, the average of the Delinquency Rates shall be greater than the Maximum Delinquency Rate; (5) the Tangible Net Worth Requirement is not met; (6) there is a Servicer Event of Default, as defined in the Servicing Agreement; (7) if both Michael Price and Thomas Price are no longer officers and directors of the Servicer or both are incapacitated for a period of six or more consecutive months; (8) an Event of Default under this Agreement occurs and is continuing; (9) any of the events set forth in clauses (d) or (e) of Section
6.01 occurs with respect to the Company or either of the Contributors; (10) the Bond Insurer makes a payment to the Trustee under the Policy or (11) the indebtedness of the Company under any of its other credit facilities has been accelerated.

         "Trust" or "T & W Lease-Backed Trust": The trust created by this Agreement, the estate of which consists of the Trust Property.

         "Trust Property": The meaning specified in the Conveyance Clause of this Agreement.

         "Trustee": Norwest Bank Minnesota, National Association, until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Agreement, and thereafter "Trustee" shall mean such successor Person.

         "Trustee Fee": The fee payable on each Payment Date to the Trustee in consideration for the Trustee's performance of its duties pursuant to this Agreement as Trustee, in an amount equal to the product of one-twelfth of the Trustee Fee Rate and (i) on the Initial Payment Date, the initial Outstanding Principal Balance of the Certificates and (ii) on any Payment Date thereafter, the Outstanding Principal Balance of the Certificates on the preceding Payment Date after giving effect to distributions on such date.

         "Trustee Fee Rate": For any Due Period in which the Aggregate IPB is less than $50 million, a rate equal to three and one-half one-hundredths of one percent (0.035%) per annum. For any Due Period in which the Aggregate IPB is greater than or equal to $50 million, a rate equal to two one-hundredths of one percent (0.02%) per annum; provided, however, with respect to the Discount Rate the Trustee Fee Rate shall be equal to three and one-half one-hundredths of one percent (0.035%) per annum.

         "Vice President": With respect to the Transferor or the Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                                   Article Two
                                The Certificates

         Section 2.01. Form Generally. The Certificates shall be in substantially the form set forth in Exhibit D hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution of the Certificates.

         The definitive Certificates shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any manner acceptable to the Trustee and the initial purchasers of the Certificates, all as determined by the officers executing such Certificates, as evidenced by their execution of such Certificates.

         Section 2.02. Denomination. (a) This Agreement provides for the issuance by the Trust of the Certificates, all subject to and in accordance with the terms of this Agreement.

         The Lease Contracts delivered in accordance with Section 4.01 on the Closing Date or in accordance with Section 4.02 on any Funding Date, as applicable, shall be deemed to be conveyed to the Trust by the Transferor. In exchange for the Lease Contracts conveyed to the Trust on the Closing Date the Trustee shall, on the Closing Date, transfer the proceeds the Trust receives from the sale of the Certificates to the Transferor. On each subsequent Funding Date, the Transferor shall receive the applicable Funding Amount from the Trustee in exchange for the Lease Contracts conveyed to the Trust relating to such Funding. Such Funding Amounts shall be paid to the Transferor in accordance with Section 3.03(b).

         (b) On the Closing Date the Trust shall issue the Certificates in the initial aggregate principal amount of $11,166,448.64. The Outstanding Principal Balance of the Certificates shall be adjusted on each Funding Date and/or Payment Date in connection with subsequent Fundings or the repayment of principal. The aggregate principal amount of the Certificates which may be authenticated and delivered under this Agreement shall be $100,000,000, except for Certificates authenticated and delivered upon registration of transfer or in exchange for or in lieu of, other Certificates pursuant to Sections 2.04, 2.05,
2.07 or 9.05 hereof. The Certificates shall be issuable only as registered Certificates without coupons in denominations of at least $100,000 and any amount in excess thereof; provided, however, that, the foregoing shall not restrict or prevent the transfer in accordance with Sections 2.05 and 2.06 hereof of any such Certificate with a remaining aggregate principal amount outstanding of less than $100,000.

         Section 2.03. Execution, Authentication, Delivery and Dating. The Certificates shall be executed on behalf of the Trust by a Responsible Officer of the Trustee. Such signature on the Certificates must be manual.

         Certificates bearing the manual signatures of individuals who were at the time when such signatures were affixed, authorized to sign on behalf of the Trust shall be valid, binding obligations, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

         The Certificates shall bear on its face the Closing Date and be dated as of the date of its authentication.

         No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

         Section 2.04. Temporary Certificates. Pending the preparation of definitive Certificates, the Transferor may direct the Trustee to execute, and upon Transferor Order, the Trustee shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, containing the same terms and representing the same rights as the definitive Certificates in lieu of which they are issued.

         If temporary Certificates are issued, the Trustee will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, a Responsible Officer of the Trustee shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Certificates of any authorized denominations and of a like initial aggregate principal amount and Stated Maturity. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

         Section 2.05. Registration, Registration of Transfer and Exchange. (a) The Trustee shall cause to be kept at its Corporate Trust Office a register (the "Certificate Register"), in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfers of Certificates. The Bond Insurer shall have the right to examine the Certificate Register at all reasonable times. The Trustee shall provide the Bond Insurer, at its request, a list of the names and addresses of the Certificateholders as appears in the Certificate Register.

         (b) Only upon surrender for registration of transfer of any Certificate at the Corporate Trust Office and subject to the conditions set forth in Section
2.06 hereof, a Responsible Officer of the Trustee shall execute, and the Trustee or its agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, and of a like aggregate principal amount and Stated Maturity.

         (c) At the option of the Holder, a Certificate may be exchanged for other Certificates of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Certificates to be exchanged at such office or agency. Whenever any Certificates are so surrendered for exchange, a Responsible Officer of the Trustee shall execute, and the Trustee or its agent shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive.

         (d) All Certificates issued upon any registration of transfer or exchange of Certificates shall be the valid obligations of the Trust, evidencing the same debt and entitled to the same benefits under this Agreement, as the Certificates surrendered upon such registration of such transfer or exchange.

         Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 2.04 or 9.05 hereof not involving any registration of transfer.

         Notwithstanding anything else to the contrary contained in this Agreement, the obligation of the Trust to pay the principal of and interest on the Certificates is not a general obligation of the Trust, but is limited solely to the Trust Property and the Policy.


         Section 2.06. Limitation on Transfer and Exchange. (a) The Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state. No transfer of any Certificate shall be made unless that transfer is made in a transaction which does not require registration or qualification under the 1933 Act or under applicable state securities or "Blue Sky" laws. In the event that a transfer is to be made without registration or qualification, such Certificateholder's prospective transferee shall either (i) deliver to the Trustee an investment letter substantially in the form set forth on Exhibit A hereto, or other applicable document (the "Investment Letter") or (ii) deliver to the Trustee an opinion of counsel that the transfer is exempt from such registration or qualification (which opinion shall not be at the expense of the Transferor, the Trustee, the Bond Insurer, the Servicer or the Trust). The Trustee is not obligated to register or qualify the Certificates under the 1933 Act or any other securities law. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Bond Insurer, the Trust and the Transferor against any liability, cost or expense (including attorneys' fees) that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. The Trustee shall promptly, after receipt of such information as is set forth in the next succeeding sentence, furnish to any Holder, or any prospective transferee designated by a Holder, the information required to be delivered to Holders and prospective transferees of Certificates in connection with resales of the Certificates to permit compliance with Rule 144A of the 1933 Act in connection with such resales. Such information shall be provided to the Trustee by the Servicer.

         (b) No acquisition or transfer of a Certificate or any interest therein may be made to any "Benefit Plan Investor" (as defined in 29 C.F.R.
Section 2510.3-101) or to any Person who is directly or indirectly purchasing such Certificates or an interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, such a Benefit Plan Investor unless the Trustee is provided with evidence that establishes to the satisfaction of the Trustee that (i) either no "prohibited transaction" under ERISA or the Code will occur in connection with such prospective acquiror's or transferee's acquisition and holding of the Certificates or that the acquisition and holding of the Certificates by such prospective acquiror or transferee is subject to a statutory or administrative exemption, and (ii) that the prospective acquiror's or transferee's acquisition and holding will not subject the Transferor, the Servicer or the Trustee to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those explicitly undertaken in the Transaction Documents.

         (c) No acquisition or transfer of a Certificate or any interest therein may be made during the Funding Period without the prior written consent of the Transferor.

         (d) The Trustee shall have no liability to the Trust or any Certificateholder arising from a transfer of any such Certificate in reliance upon a certification described in this Section 2.06.

         Section 2.07. Mutilated, Destroyed, Lost or Stolen Certificate. If (i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Bond Insurer such security or indemnity as may be required by the Trustee or the Bond Insurer to save the Trust, the Trustee and the Bond Insurer or any agent of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, a Responsible Officer of the Trustee shall execute and, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same tenor, initial principal amount and Stated Maturity, bearing a number not contemporaneously Outstanding. If after the delivery of such new Certificate, a bona fide purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Trust, the Trustee and the Bond Insurer shall be entitled to recover such new Certificate from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Trust, the Trustee or the Bond Insurer or any agent of any of them in connection therewith. If any such mutilated, destroyed, lost or stolen Certificate shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Certificate, the Trustee may pay such Certificate without surrender thereof, except that any mutilated Certificate shall be surrendered.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 2.04 or 9.05 hereof not involving any registration of transfer. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Certificate issued pursuant to this Section 2.07, in lieu of any destroyed, lost or stolen Certificate, shall constitute an original additional contractual obligation of the Trust, whether or not the destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

         Section 2.08. Payment of Principal and Interest; Principal and Interest Rights Preserved. (a) Interest shall accrue on the Outstanding Principal Balance of the Certificates for each applicable Accrual Period (or the Accrual Intervals comprising each such Accrual Period) at the Certificate Interest Rate on the basis of a 360-day year and actual days elapsed until the last day preceding the Final Payment Date and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due and payable (giving effect to any applicable grace periods) until fully paid. Interest shall be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the Outstanding Principal Balance of the Certificates on the Business Day immediately following the preceding Payment Date or on the Closing Date, if there has not been any preceding Payment Date. Notwithstanding the foregoing, with respect to any Fundings with respect to the Certificates occurring since the preceding Payment Date, interest shall be calculated with respect to each Accrual Interval based upon the actual number of days elapsed during such Accrual Interval and the Outstanding Principal Balance as of such Payment Date or Funding Date, as appropriate. In making any such interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

         (b) The principal of each Certificate shall be payable in installments ending no later than the applicable Stated Maturity thereof unless such Certificate becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. All reductions in the principal amount of a Certificate effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Certificate. Each installment of principal payable on the Certificates shall be in an amount equal to the Principal Distribution Amount, if any, available to be paid in accordance with the priorities of Section 12.02(d) hereof. The principal payable on the Certificates shall be paid on each Payment Date beginning on the first Payment Date and ending on the Final Payment Date. All payments of principal with respect to all of the Certificates, shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Balance of a Certificate bears to the Outstanding Principal Balance of all Outstanding Certificates; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be increased to the nearest whole cent, and such portion shall be deducted from the next succeeding principal payment.

         (c) The principal of and interest on the Certificates are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register or by wire transfer in immediately available funds to the account specified in writing to the Trustee by such Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Except as set forth in the final sentence of this Section 2.08(c), all payments on the Certificates shall be paid without any requirement of presentment. The Trustee shall notify the Person in whose name a Certificate is registered at the close of business on the Record Date next preceding the Payment Date on which the Trustee expects that the final installment of principal of such Certificate will be paid that the Trustee expects that such final installment will be paid on such Payment Date. Such notice shall be mailed no later than the fifteenth day prior to such Payment Date and shall specify the place where such Certificate may be surrendered. Funds representing any such checks returned undeliverable shall be held in accordance with Section 7.16 hereof. Each Certificateholder shall surrender its Certificate to the Trustee prior to payment of the final installment of principal of such Certificate.

         (d) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Certificates, if the Certificates have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on such Certificates shall be made in accordance with Section 6.08 hereof.

         (e) Each Holder of a Certificate, by acceptance of its Certificate, agrees that during the term of this Agreement and for one year and one day after the termination hereof, such Holder or any Affiliate thereof will not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Federal or state bankruptcy or similar law against the Transferor.

         Section 2.09. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Certificate, the Trustee and any agent of the Trustee or the Bond Insurer shall treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving payments of principal of and interest on such Certificate and for all other purposes whatsoever, whether or not such Certificate be overdue, and neither the Trustee, the Bond Insurer nor any agent of the Trustee or the Bond Insurer shall be affected by notice to the contrary.

         Section 2.10. Cancellation. All Certificates surrendered to the Trustee for payment, registration of transfer or exchange (including Certificates surrendered to any Person other than the Trustee which shall be delivered to the Trustee) shall be promptly canceled by the Trustee. No Certificates shall be authenticated in lieu of or in exchange for any Certificates canceled as provided in this Section 2.10, except as expressly permitted by this Agreement. All canceled

Certificates held by the Trustee shall be disposed of by the Trustee as is customary with its standard practice.

         Section 2.11. Intended Tax Characterization. The parties hereto, including the Certificateholders, agree that it is their mutual intent that, for all applicable purposes, the Certificates shall constitute indebtedness. Further, each party hereto, including the Certificateholders, hereby covenants to every other party hereto to treat the Certificates as indebtedness for all applicable purposes in all tax filings, reports and returns and otherwise, and further covenants that neither it nor any of its Affiliates will take or participate in the taking of, or permit to be taken, any action that is inconsistent with the treatment of the Certificates as indebtedness for tax purposes. All successors and assigns of the parties hereto, including the Certificateholders, shall be bound by the provisions hereof.

                                  Article Three
                                    Fundings

         Section 3.01. Fundings. (a) During the Funding Period the Transferor shall acquire Additional Lease Contracts pursuant to the Contribution Agreement with the proceeds of a Funding. Such Additional Lease Contracts shall be deemed to be conveyed to the Trust upon the delivery to the Trustee of the Assignment and Assumption Agreement or Agreements, as appropriate, and the related Funding Report in accordance with Section 4.02.

         (b) The Funding Amount for the Lease Contracts acquired by the Trust on a Funding Date shall be determined by the Servicer on behalf of the Transferor and shall be reflected in the Funding Report with respect to Lease Contracts identified on the related Lease Schedule attached to the Funding Report for such Funding. Such Additional Lease Contracts shall become subject to this Agreement and the related Lease Contract Files shall be held by the Trustee.

         (c) The Transferor may acquire funds from a corresponding increase in the Outstanding Principal Balance of the Certificates in the following manner and amounts on any Funding Date throughout the Funding Period:

                  (i) on the Closing Date, the Trustee will issue the Certificates and the Transferor may receive funds from the sale of such Certificates in an amount greater than or equal to 1,000,000; provided, however, that the Outstanding Principal Balance of the Certificates pursuant to this subsection (c) shall not be greater than $100,000,000; and

                  (ii) the Transferor may on any Funding Date during the Funding Period, receive additional funds from a corresponding increase in the Outstanding Principal Balance of the Certificates; provided, however that the conditions in Section 4.02 are satisfied and the aggregate Funding Amount for any one month is no more than $10,000,000.

         Section 3.02. Procedure for Fundings.

         (a) Conditions Precedent. Each Funding is subject to the satisfaction of the following conditions precedent on the relevant date specified below and the conditions precedent set forth in Section 4.02 hereof:

                  (i) three Business Days advance notification by the Transferor to the Servicer, the Bond Insurer, the Certificateholders and the Trustee (in writing or by facsimile notification) of a request for a Funding to occur and the related Funding Date;

                  (ii) no later than 11:00 a.m. (New York time) the fifth Business Day immediately prior to the requested Funding Date, the Transferor shall have delivered to the Servicer, the Back-up Servicer, the Bond Insurer and the Certificateholders, by a diskette or electronic transfer in a format acceptable to the Servicer, the Back-up Servicer, the Bond Insurer and the Certificateholders, a list of the proposed Lease Contracts to be funded, and providing for each such Lease Contract all information required to be provided in the Lease i Schedule as provided in the definition thereof and the Lease Contracts that have been transferred to the Trust pursuant to this Agreement prior to such date; provided, however, the Transferor shall notify the Back-up Servicer and the Bond Insurer in writing no later than one Business Day prior to the delivery or electronic transfer described herein; and

                  (iii) no later than 1:00 p.m. (New York time) the fifth Business Day immediately prior to the requested Funding Date, the Transferor shall have delivered to the Trustee the sole original executed counterpart of each Lease Contract and all other items included in the Lease Contract File, subject to exceptions as shall have been approved by the Certificateholders and the Bond Insurer.

         With respect to each Lease Contract, the Trustee shall notify the Bond Insurer and the Company if any of the documents set forth in clauses (i), (ii) or (iv) of the definition of "Lease Contract File" is not complete on its face or is missing from the related Lease Contract File.

         (b) Preparation of Funding Report. The Servicer shall review such diskette or electronic transfer I specified in clause (a)(ii) above and prepare a Funding Report from the information provided in such diskette or electronic transfer, the existing information regarding all other Lease Contracts and the existing information used to generate the Monthly Servicer's Report. No later than 10:00 a.m. (New York time) on each Business Day immediately preceding a proposed Funding Date, the Servicer shall fax or hand deliver the Funding Report, and the amount of the Funding to be funded by Certificateholders, to the Transferor, the Bond Insurer and the Certificateholders and the Transferor shall thereupon execute such report and fax it to the Trustee no later than 11:00 a.m. (New York time) on such date of receipt.

         Section 3.03. Fundings by Certificateholders. (a) The Certificateholders shall have agreed by their acceptance of their Certificates and execution of an Investment Letter, on the terms and conditions set forth herein to make Fundings to the Trust on behalf of the Transferor on the Closing Date and from time to time thereafter on any Funding Date during the Funding Period, as specified by the Transferor in accordance with Section 3.03(b) below.

         (b) Subject to the terms hereof, each Certificateholder will make available to the Trustee the Funding Amount that is specified in the Funding Report (which shall be an amount equal to such Certificateholder's pro rata share of the Funding Amount) at Norwest Bank Minnesota, N.A. ABA #091000019, Account #10-38-377 for further credit to Account #13299400 in the name of T & W Funding Company I, L.L.C. by 2:00 p.m. (New York time) on the applicable Funding Date in immediately available funds. The Trustee shall simultaneously transfer such Funding Amount to the Transferor in accordance with the written instructions of the Transferor. Such amounts received by the Trustee from the Certificateholders shall be held by the Trustee as part of the Trust Property until disbursed to the Transferor. Such amounts shall not be commingled with any other monies held by the Trustee.

         (c) The failure of any Certificateholder to remit its pro rata share of any Funding Amount on the Closing Date or any Funding Date shall not relieve any other Certificateholder of any obligation hereunder to make its pro rata share of a Funding Amount on such Funding Date. Any nondefaulting Certificateholder may, but is not required to, fund the portion of the Funding Amount not funded by the defaulting Certificateholder. If the nondefaulting Certificateholder does not fund the portion of the Funding Amount by the defaulting Certificateholder, the Funding Amount shall be reduced by the defaulting Certificateholder's portion of the Funding Amount and the Transferor shall have all remedies available to it under applicable law in respect of the defaulting Certificateholder.

         (d) Immediately following each Funding or payment of principal on any Certificates, the Trustee shall make an appropriate notation in the Certificate Register indicating the amount and date of the Funding or payment.

         (e) If any errors have been discovered in any Funding Report by the Independent Accountants or the Back-up Servicer pursuant to Section 4.03 or
Section 7.05, as the case may be, of the Servicing Agreement, the Lease Contract which is the subject of such error shall be repurchased in accordance with
Section 3.03 of the Contribution Agreement or Section 4.04(b) of this Agreement, as appropriate.

         Section 3.04. Re-underwriting. On a quarterly basis, at the Bond Insurer's request and expense, the Transferor shall cause a third party acceptable to the Bond Insurer to re-underwrite a sample of the Lease Contracts sold to the Trust since the last re-underwriting review. The scope of such review shall be acceptable to the Bond Insurer.

                                  Article Four
              Issuance of Certificates; Substitutions of Collateral

         Section 4.01. Conditions to Issuance of Certificates. On the Closing Date, subject to the conditions in Article III hereof, upon receipt by the Bond Insurer of item (a) below and the Trustee of items (a) and (b) below at least two Business Days prior to the Closing Date and upon receipt by the Bond Insurer and the Trustee of items (c) through (o) below on the Closing Date, the Transferor will direct the Trustee to authenticate and the Trustee will authenticate the Certificates.

                  (a) a Funding Report with the Lease Schedule attached thereto;

                  (b) the sole original executed counterpart of each Lease Contract and all other items included in the Lease Contract File, subject to such exceptions as shall have been approved by the Certificateholders and with respect to Leased Vehicles the Certificates of Title or the Applications for Certificates of Title;

                  (c) a Board Resolution of each of the Transferor and the Servicer authorizing, as applicable, the execution, delivery and performance of the Transaction Documents and the transactions contemplated hereby and by the other Transaction Documents, certified by the Secretary or an Assistant Secretary of the Transferor and the Servicer, as applicable;

                  (d) a copy of an officially certified document, dated not more than 30 days prior to the Closing Date, evidencing the due organization and good standing of each of the Transferor and the Servicer in their respective states of incorporation;

                  (e) copies of the Articles of Incorporation, Certificate of Formation and By-Laws and Limited Liability Company Agreement, as applicable, of each of the Transferor and the Servicer, certified by the Secretary or an Assistant Secretary of the Transferor and the Servicer, as applicable and evidence of the issuance by the Transferor of its membership interests;

                  (f) (A) evidence of filing with the Secretary of State of the state (and with the relevant county, if required by the applicable state law) of the appropriate Contributor's chief executive office of UCC-1 financing statements executed by the appropriate Contributor, as debtor, and naming the Transferor as secured party, the Trustee for the benefit of the Certificateholders and the Bond Insurer as assignee and the Lease Assets as collateral; and (B) evidence of filing with the Secretary of State of the state (and with the relevant county, if required by the applicable state law) of the Transferor's chief executive office of UCC-1 financing statements executed by the Transferor, as debtor, and naming the Trustee for the benefit of the Certificateholders and the Bond Insurer as secured party, and the Trust Property as collateral;

                  (g) a certificate listing the Servicing Officers of the Servicer as of the Closing Date;

                  (h) an executed copy of the Servicing Agreement and the Contribution Agreement;

                  (i) evidence of the deposit by the Transferor into the Collection Account of any amounts paid on the Lease Contracts since the related Cut-Off Date;

                  (j) the Transferor and the Servicer shall have delivered to the Trustee an Officers' Certificate of the Transferor or the Servicer, as appropriate, to the effect that (A) the funding on the Closing Date will not result in the occurrence of a Funding Period Trigger Event or a Default under this Agreement or the Servicing Agreement and the Transferor or the Servicer, as appropriate, is not in Default under this Agreement or the Servicing Agreement, (B) the funding on the Closing Date will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, any agreement or instrument to which the Transferor or the Servicer, as appropriate, is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Transferor or the Servicer (C) the representations and warranties made by the Transferor or the Servicer, as applicable, in the Contribution Agreement, this Agreement, the Insurance Agreement, the Hedge Assignment (as defined in the Certificate Purchase Agreement), the Swap Agreement (as defined in the Certificate Purchase Agreement), the Servicing Agreement and the Certificate Purchase Agreement are true and correct in all material respects on the Closing Date, as appropriate, is a party or by which it may be bound or to which it may be subject and (D) all conditions precedent provided in this Agreement and the Servicing Agreement relating to such funding have been compiled with;

                  (k) Counsel to the Transferor shall have delivered its Opinions of Counsel with respect to the treatment of the transfers from the Contributors to the Transferor as a "true sale," certain bankruptcy issues with respect to the Transferor and its Affiliates and the perfected first priority security interest of the Trustee in the Trust Property and the treatment of the Certificates as debt;

                  (l) the sum of (A) the initial Outstanding Principal Balance of Certificates and (B) the Required Collateralization Amount does not exceed the Aggregate Implicit Principal Balance;

                  (m) neither an Event of Default nor a Funding Period Trigger Event has occurred;

                  (n) the Bond Insurer has delivered the Policy and the Bond Insurer shall have received the fees, premium and expenses due and owing to the Bond Insurer; and

                  (o) such other documents as the Trustee, the Bond Insurer or the Certificateholders may reasonably require.


         The Bond Insurer shall have agreed by the delivery of its Policy to the Trustee on the Closing Date that the conditions precedent in this Section 4.01 have been satisfied to the Bond Insurer's satisfaction. The Certificateholders shall have agreed by their payment of the Funding Amount in accordance with
Section 3.03(b) hereof that the conditions precedent in this Section 4.01 have been satisfied to their satisfaction.

         With respect to each Lease Contract, the Trustee shall notify the Bond Insurer and the Company if any of the documents set forth in clauses (i), (ii) or (iv) of the definition of "Lease Contract File" is defective or missing from the related Lease Contract File.

         Section 4.02. Additional Fundings. After the Closing Date, the obligation of the Certificateholders to provide funds to the Trust on behalf of the Transferor and the obligation of the Trustee to transfer such funds to the Transferor on each Funding Date is subject to the satisfaction of the conditions in Article III hereof and of the following conditions on or before the related Funding Date:

                  (a) the Transferor shall have delivered to the Trustee the original executed counterpart of each Lease Contract identified in the related Lease Schedule and the Lease Contract File relating to such Lease Contract including Certificates of Title with respect to each Leased Vehicle;

                  (b) the Transferor shall have delivered to the Trustee and the Bond Insurer an Officer's Certificate in the form attached hereto as Exhibit E certifying that all of the terms of the Contribution Agreement have been complied with and all of the representations and warranties are true and correct as of the Funding Date;

                  (c) the Transferor shall have delivered to the Trustee and the Bond Insurer a Lease Schedule and an Assignment and Assumption Agreement or Agreements, as appropriate, subjecting any new Lease Contracts to the provisions of the Transaction Documents;

                  (d) the Transferor and the Servicer shall have delivered to the Trustee and the Bond Insurer an Officers' Certificate of the Transferor or the Servicer, in the forms attached hereto as Exhibits F and G, as appropriate, to the effect that (A) such Funding will not result in the occurrence of a Funding Period Trigger Event or a Default under this Agreement and the Transferor or the Servicer, as appropriate, is not in Default under this Agreement or the Servicing Agreement, (B) the Funding will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, any agreement or instrument to which the Transferor or the Servicer, as appropriate, is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Transferor or the Servicer, as appropriate, is a party or by which it may be bound or to which it may be subject (C) all of the representations and warranties of the Servicer and the Transferor contained in the Contribution Agreement, the Certificate Purchase Agreement, the Insurance Agreement, the Hedge Agreement (as defined in the Certificate Purchase Agreement), the Swap Agreement (as defined in the Certificate Purchase Agreement), the Servicing Agreement and this Agreement are true and correct as of such Funding Date and (D) all conditions precedent provided in this Agreement and the Servicing Agreement relating to the Funding have been complied with;

                  (e) the Transferor shall have delivered to the Trustee and the Bond Insurer evidence of (i) filing with the Secretary of State of the state (and with the relevant county, if required by the applicable state law) of the applicable Contributor's chief executive office of UCC-1 financing statements executed by the applicable Contributor, as debtor, and naming the Transferor as secured party, the Trustee for the benefit of the Certificateholders and the Bond Insurer as assignee and the Lease Assets as collateral, and (ii) filing with the Secretary of State of the state (and with the relevant county, if required by the applicable state law) of the Transferor's chief executive office of UCC-1 financing statements executed by the Transferor, as debtor, and naming the Trustee for the benefit of the Certificateholders and the Bond Insurer as secured party, and the Trust Property as collateral;

                  (f) evidence of the deposit by the Transferor into the Collection Account of any amounts paid under the related Lease Contracts since the related Cut-Off Date (as certified by the Transferor);

                  (g) the Transferor shall have delivered to the Trustee and the Bond Insurer an Officer's Certificate of the Transferor in the form attached hereto as Exhibit H to the effect that all conditions precedent to the Funding have been complied with;

                  (h) the sum of (a) the Outstanding Principal Balance of Certificates and the Funding Amount and (b) the Required Collateralization Amount (computed taking into account the Aggregate Implicit Principal Balance including the Funding IPB) does not exceed the sum of (x) the Funding IPB and (y) the Aggregate Implicit Principal Balance of Lease Contracts conveyed to the Transferor prior to such Funding;

                  (i) the Trustee shall have no actual knowledge that a Funding Period Trigger Event has occurred;

                  (j) the Trustee shall have no actual knowledge that an Event of Default has occurred or is continuing;

                  (k) Counsel to the Transferor shall have delivered to the Trustee and the Bond Insurer an updated Opinion of Counsel for the calendar quarter prior to such Funding Date with respect to the perfected first priority security interest of the Trustee in the Trust Property;

                  (l) The Policy remains in full force and effect as of such Funding Date;

                  (m) Such Funding shall not result in a lowering of the rating of the commercial paper notes issued by the Certificateholders and the Certificateholders shall have received a letter from each of Moody's and S&P confirming their rating of such commercial paper notes;

                  (n) Any taxes, fees and other governmental charges which are due and payable in connection with the performance of the Contribution Agreement, this Agreement, the Hedge Assignment (as defined in the Certificate Purchase Agreement), the Swap Agreement (as defined in the Certificate Purchase Agreement), the Certificate Purchase Agreement, the Servicing Agreement and delivery of the Certificates shall have been paid at or prior to the relevant Funding Date;

                  (o) All financing statements previously filed by the Transferor and the Servicer remain in full force and effect;

                  (p) The Servicer shall have entered into such (i) Interest Rate Hedge Assignments (as defined in the Certificate Purchase Agreement) between the Servicer and

         CoreStates Bank, N.A., as Collateral Agent and (ii) Swap Agreements
         (as defined in the Certificate Purchase Agreement) between the Servicer and CoreStates Bank, N.A., as swap counterparty, as the Certificateholders shall require;

                  (q) The Liquidity Facility remains in full force and effect and no Transaction Termination Event (as defined therein) shall have occurred and be continuing

                  (r) delivery of such other documents as the Trustee, the Certificateholders or the Bond Insurer may reasonably require, including, but not limited to an updated Opinion of Counsel for the present calendar quarter prior to such Funding Date with respect to certain bankruptcy issues relating to the Transferor and its Affiliates.

         The Bond Insurer shall notify the Trustee, in writing, no later than 10:00 a.m. (New York time) on the Funding Date if the Bond Insurer has not received any of the documentation required to be delivered to the Bond Insurer pursuant to this Section 4.02. Upon satisfaction of the above conditions, the Trustee shall execute the related Funding Report. By their payment of the Funding Amount in accordance with Section 3.03(b) hereof the Certificateholders shall be deemed to have received any additional documentation required by them pursuant to subsection (r) and shall be deemed to have agreed that the conditions precedent in this Section 4.02 have been satisfied to their satisfaction.

         Section 4.03. Perfection of Transfer. (a) The Servicer shall file UCC-1 financing statements in the time and manner described in Section 4.01 and 4.02 hereof in accordance with such Sections except as provided in the next following sentence. No later than 30 days after the Closing Date, with respect to Equipment related to Lease Contracts backing the initial funding of Certificates, and no later than 30 days after the end of each calendar quarter with respect to Equipment related to Lease Contracts backing any subsequent funding of Certificates, the Transferor shall file with respect to all such Equipment related to Lease Contracts, other than Loan Contracts, UCC-1 financing statements with the Secretaries of State of the Enumerated States, executed by the Transferor as debtor, and naming the Trustee for the benefit of the Certificateholders and the Bond Insurer as secured party and the Equipment located in such States as collateral; provided that no filings naming an individual Customer as debtor shall be required. With respect to Equipment relating to Loan Contracts the Transferor shall file UCC-3 financing statements with the Secretaries of State of the Enumerated States within the same time period. From time to time, and no less than annually, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's interests in the Lease Contracts and the Equipment owned by the Transferor and located in the Enumerated States against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title. File-stamped copies of such UCC-1 financing statements and UCC-3 financing statements shall be mailed to the Trustee upon receipt by the Servicer or the Transferor. Within 60 days after any date of determination upon which the aggregate Implicit Principal Balance of Loan Contract equals or exceeds 4% of the Aggregate Implicit Principal Balance, the Transferor shall cause to be delivered to the Trustee and the Bond Insurer an Opinion of Counsel with respect to the perfected first priority security interest of the Trustee in the Equipment in the Enumerated States relating to such Loan Contracts.


         (b) If any change in any of the Company's, either Contributor's or the Transferor's name, identity, structure or the location of its principal place of business or chief executive office occurs, then the Transferor shall, or the Transferor shall cause the Company or the applicable Contributor, as the case may be, to deliver 30 days' prior written notice of such change or relocation to the Servicer, the Bond Insurer and the Trustee and no later than the effective date of such change or relocation, the Servicer shall file such amendments or statements as may be required to preserve and protect the Trustee's interests in the Trust Property.

         (c) During the term of this Agreement, the Transferor will maintain its chief executive office and principal place of business in one of the states of the United States.

         (d) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustee's and the Bond Insurer's respective right, title and interest in and to the Trust Property (other than the Equipment not initially located in the Enumerated States).

         (e) On or prior to the Closing Date, the Transferor shall provide to the Trustee the Applications for Certificates of Title with respect to each Leased Vehicle relating to a Lease Contract to be funded on such Closing Date. Within 120 days of the Closing Date, the Transferor shall provide the Trustee the original Certificate of Title with respect to each Leased Vehicle.

         Section 4.04. Lease Receivables. (a) If at any time the Transferor, the Bond Insurer or the Trustee obtains knowledge (within the meaning of 7.01(e) hereof), discovers or is notified by the Servicer that any of the representations and warranties of one of the Contributors or the Company in the Contribution Agreement were incorrect at the time as of which such representations and warranties were made, then the Person discovering such defect, omission, or circumstance shall promptly notify the Bond Insurer and the other parties to this Agreement.

         (b) In the event any representation or warranty of one of the Contributors or the Company in the Contribution Agreement is incorrect and materially and adversely affects the interests of the Bond Insurer or the Holders of the Certificates, or in the event of any breach of any of the representations and warranties set forth in Sections 3.01(a)(i), 3.01(a)(ii), 3.01(a)(iii), 3.01(a)(v), 3.01(a)(vi), 3.01(vii) or 3.01(a)(xxi) of
the Contribution Agreement, then the Transferor shall require the Company and the applicable Contributor pursuant to the Contribution Agreement to eliminate or otherwise cure the circumstance or condition which has caused such representation or warranty to be incorrect within 30 days of discovery or notice thereof. If the Company or the applicable Contributor fails or is unable to cure such circumstance or condition in accordance with the Contribution Agreement then the Transferor shall require the Company or the applicable Contributor to substitute or purchase pursuant to the Contribution Agreement any Lease Contract as to which such representation or warranty is incorrect within the time specified in Section 3.03 of the Contribution Agreement; provided, however, that after such substitution, the aggregate average remaining life on all Certificates after such substitution is not greater than four years. The proceeds of a purchase shall be remitted by the Transferor to the Servicer for deposit by the Servicer in the Collection Account pursuant to Section 3.03(a) of the Servicing Agreement. The Trustee shall not be required to calculate the aggregate average remaining life on the Certificates.

         (c) If the Transferor fails to enforce the purchase or substitution obligation of the Company and the applicable Contributor under the Contribution Agreement, the Trustee is hereby appointed attorney-in-fact to act on behalf of and in the name of the Transferor to require such purchase or substitution.

         (d) With respect to (i) any Lease Contract to be prepaid or terminated early pursuant to Section 3.10 of the Servicing Agreement and (ii) any Defaulted Lease Contract or Delinquent Lease Contract, the Transferor shall be entitled to purchase such Lease Contract or to deliver a Substitute Lease Contract meeting the same requirements as those specified in Section 3.04 of the Contribution Agreement for substitutions and purchases by the Company or the applicable Contributor upon breaches of a representation or warranty by the Company or another Contributor thereunder; provided, however, that each and all of the following are met,.(w) the cumulative Implicit Principal Balance of prepaid or early terminated Lease Contracts which are substituted by the Transferor (measured as of the date of substitution) shall not exceed 10% of the Aggregate Implicit Principal Balance (measured as of the date of substitution), (x) the cumulative Implicit Principal Balance of Defaulted Lease Contracts which are purchased or substituted by the Transferor (measured as of the date of substitution) shall not exceed the Defaulted Lease Purchase and Substitution Limit and (y) the cumulative Implicit Principal Balance of Delinquent Lease Contracts which are purchased or substituted by the Transferor (measured as of the date of substitution) shall not exceed the Delinquent Lease Purchase and Substitution Limit.

         (e) The Transferor shall provide to the Trustee on the date of delivery of any Substitute Lease Contract the items listed in (i) and (ii) below and to the Bond Insurer the item listed in (i) below, and the Transferor shall provide to the Trustee and the Bond Insurer at the end of each calendar quarter the items listed in (iii) below with respect to any Substitute Lease Contracts substituted during such period:

                  (i) a supplement to the Contribution Agreement and this Agreement substantially in the form of Exhibit A to the Contribution Agreement and Exhibit B hereto, subjecting such Substitute Lease Contract to the provisions hereof and thereof and providing with respect to the Substitute Lease Contract the information set forth in the Lease Schedule;

                  (ii) the original executed counterpart of the Lease Contract relating to such Substitute Lease Contract and the Certificate of Title, if applicable; and

                  (iii) evidence that financing statements have been filed with respect to such Substitute Lease Contract in accordance with Section 4.03(a) hereof.

         Section 4.05. Releases. (a) The Transferor shall be entitled to obtain a release from the lien of this Agreement for any Lease Contract and the related Equipment or Leased Vehicle at any time (i) after a payment by the Company or the Transferor of the Purchase Price of the Lease Receivable, (ii) after a Substitute Lease Contract is substituted for such Lease Contract, or (iii) upon the termination of a Lease Contract following the sale, lease or other disposition of the related Equipment or Leased Vehicle in accordance with
Section 3.01(b)(vii) of the Servicing Agreement, if the Transferor delivers to the Trustee and the Bond Insurer an Officer's Certificate (A) identifying the Lease Receivable and the related Lease Contract and Equipment or Leased Vehicle to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, in the event a Lease Contract and the related Equipment or Leased Vehicle are being released from the lien of this Agreement pursuant to (i) or (iii) above, and (D) certifying that the amount deposited in the Collection Account (x) equals the Purchase Price of the Lease Contract, in the event a Lease Contract and the related Equipment or Leased Vehicle are being released from the lien of this Agreement pursuant to
(i) above or (y) equals the entire amount of Recoveries or Residual Proceeds received with respect to such Lease Contract and related Equipment or Leased Vehicle in the event of a release from the lien of this Agreement pursuant to
(iii) above; provided, however, that upon the termination of a Lease Contract, any Residual Proceeds from the Equipment or Leased Vehicle shall be placed in the Collection Account prior to the Trustee or the Transferor releasing the Equipment or Leased Vehicle from the security interest granted to the Trustee by the Transferor pursuant to this Agreement or to the Transferor by a Contributor pursuant to the Contribution Agreement.

         (b) Upon satisfaction of the conditions specified in subsection (a) above, the Trustee shall release from the lien of this Agreement and deliver to or upon the order of the Transferor

(or to or upon the order of the Company if it has satisfied its obligations under Section 4.04 hereof and Section 3.04 of the Contribution Agreement with respect to a Lease Contract) the Lease Contract, the Lease Receivable and the Equipment or Leased Vehicle described in the Transferor's request for release.

         Section 4.06. Trust Property. The Trustee may, and when required by the provisions of Articles Four, Five, Six and Twelve hereof shall, execute instruments to release property from the lien of this Agreement, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Agreement. No party relying upon an instrument executed by the Trustee as provided in this Article Four shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 4.07. Notice of Release. The Trustee shall be entitled to receive at least 10 days' notice of any action to be taken pursuant to Section 4.05(a) hereof, accompanied by copies of any instruments involved.

         Section 4.08. Nature of Transfer. To the extent that the transfer of the Trust Property from the Transferor to the Trustee is deemed to be a secured financing, the Transferor shall be deemed hereunder to have granted to the Trustee, and the Transferor does hereby grant to the Trustee, a security interest in all of the Transferor's right, title and interest in, to and under the Trust Property, whether now owned or hereafter acquired. For purposes of such grant, this Agreement shall constitute a security agreement under applicable law.

                                  Article Five
                           Satisfaction and Discharge


         Section 5.01. Satisfaction and Discharge of Agreement. (a) Following payment in full of (i) all of the Certificates, (ii) the fees and charges of the Trustee and the Back-up Servicer, (iii) all other obligations of the Transferor under the Transaction Documents (iv) all amounts owing to the Bond Insurer under the Insurance Agreement, and (v) the release by the Trustee of the Trust Property in accordance with Section 5.01(b) hereof, this Agreement shall be discharged.

         (b) Upon payment in full of the amounts referred to in clauses (i) through (iv) of Section 5.01(a) hereof, the Transferor may submit a Transferor's Certificate to the Trustee requesting the release to the Transferor or its designee of some or all of the Trust Property (collectively, the "Withdrawn Collateral"), accompanied by an Opinion of Counsel reasonably acceptable to the Bond Insurer to the effect that, after the release of the Withdrawn Collateral, there will remain an amount in the Collection Account or otherwise subject to this Agreement at least equal to the payments of interest due on the Outstanding Certificates and the Principal Distribution Amount that are subject to recapture as preferential transfers pursuant to Section 547 of the Bankruptcy Code or, alternatively, to the effect that no such payments are subject to recapture. In rendering such Opinion of Counsel, such counsel may rely as to factual matters, including, without limitation, the date on which funds were received and the source of funds, upon an Officer's Certificate. Promptly after receipt of such Transferor's Certificate and Opinion of Counsel and authorization to release from the Bond Insurer, the Trustee shall release the Withdrawn Collateral from the lien of this Agreement, and deliver the Withdrawn Collateral to the Transferor or its designee. The Transferor shall be entitled to deliver more than one such request and Opinion of Counsel until the entire Trust Property is released and delivered to the Transferor or its designee. Notwithstanding the foregoing, the Bond Insurer may waive the requirement that the Transferor deliver such Officer's Certificate and/or Opinion of Counsel and authorize the Trustee by written direction to release all or a portion of the Collection Account or other items of the Trust Property from the lien of this Agreement upon payment in full of the amounts referred to in clauses (i) through (iv) of
Section 5.01(a) hereof. Notwithstanding termination of this Agreement, the Trustee shall remain obligated to make claims under the Policy with respect to any Preference Claim until termination of the Policy.

         (c) In connection with the discharge of this Agreement and the release of the Trust Property, the Trustee shall release from the lien of this Agreement and deliver to or upon the order of the Transferor all property remaining in the Trust Property and shall execute and file, at the expense of the Holder of the Certificates, UCC financing statements evidencing such discharge and release.

         Section 5.02. Application of Trust Money. Subject to the last paragraph of Section 7.16 hereof, all monies deposited with the Trustee pursuant to
Section 5.01 hereof shall be held in trust and if invested, shall be invested in Eligible Investments of the type described in clause (i) of the definition thereof, and applied by the Trustee, in accordance with the provisions of the Certificates and this Agreement, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                   Article Six
                              Defaults and Remedies

         Section 6.01. Events of Default. "Event of Default" wherever used herein means any one of the following events:

                  (a) default in the payment of any interest on any Certificate when the same becomes due and payable; or

                  (b) default in the payment of any principal of any Certificate when the same becomes due and payable; or

                  (c) default in the performance of any covenant of the Transferor, or material breach of any representation or warranty of the Transferor, in this Agreement, the Contribution Agreement, the Insurance Agreement or the Servicing Agreement (other than a covenant or warranty default in the performance of which or breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after the Transferor has actual knowledge thereof; or

                  (d) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Transferor under the United States Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect or any arrangement with creditors or appointing a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) for the Transferor or for any substantial part of its property, or ordering the winding up or liquidation of the Transferor's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (e) the institution by the Transferor of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Transferor to the institution of bankruptcy or insolvency proceedings against the Transferor, or the filing by the Transferor of a petition or answer or consent seeking reorganization or relief under the United States Bankruptcy Code or any other applicable Federal or state bankruptcy insolvency, reorganization, liquidation or other similar law now or hereafter in effect, or the consent by the Transferor to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Transferor or of any substantial part of the Transferor's property, or the making by the Transferor of any assignment for the benefit of creditors, or the admission by it in writing of its inability, or the failure by it generally, to pay its debts as they become due, or the taking of corporate action by the Transferor in furtherance of any such action.

         Section 6.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to any of the Certificates at the time Outstanding occurs and is continuing, then, and in every such case, the Trustee shall, at the direction of the Bond Insurer, or during the continuance of a Bond Insurer Default, the Trustee may, at the direction of the Holders of 66-2/3% in principal amount of the Outstanding Certificates, declare the principal of all the Certificates to be immediately due and payable, by notice given in writing to the Trustee provided that the Bond Insurer shall not declare the principal amount of the Outstanding Certificates immediately due and payable unless it shall have endorsed the Policy to provide coverage for any shortfall in the payment of accelerated principal and any interest due on the Outstanding Certificates on the date established for redemption thereof pursuant to such acceleration, and upon any such declaration, such principal shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Agreement), all of which are hereby expressly waived.

         At any time after such a declaration of acceleration has been made, but before any Sale of the Trust Property has been made or a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Bond Insurer, or if a Bond Insurer Default has occurred and is continuing, the Holders of 66-2/3% in principal amount of the Outstanding Certificates, by written notice to the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Transferor has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on all
                  Certificates;


                           (B) the principal of any Certificates which have
                  become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Certificates from the time such principal first became due until the date when paid; and


                           (C) all sums paid or advanced, together with interest
                  thereon, by the Trustee, the Bond Insurer or any Certificateholder hereunder or by the Bond Insurer under the Insurance Agreement or the Policy, and the reasonable compensation, expenses, disbursements and advances of the Trustee, the Bond Insurer and the Certificateholders, their agents and counsel incurred in connection with the enforcement of this Agreement to the date of such payment or deposit; and

                  (2) all Events of Default, other than the nonpayment of the principal on the Certificates which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 6.15 hereof.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 6.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Transferor covenants that if an Event of Default shall occur and be continuing and any of the Certificates have been declared due and payable and such declaration has not been rescinded and annulled, the Transferor will, upon demand of the Trustee and at the direction of the Bond Insurer, direct the Trustee, for the benefit of the Holders of the Certificates, to sell the Trust Property.

         If the Transferor fails to direct the Trustee to sell the Trust Property upon such demand, the Trustee, in its own name and as Trustee of an express trust shall, at the direction of the Holders of 66-2/3% in principal amount of the Outstanding Certificates, take possession of and sell the Trust Property securing the Certificates or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law.

         If an Event of Default occurs and is continuing, the Trustee shall, at the direction of the Bond Insurer, and if a Bond Insurer Default has occurred and is continuing the Trustee may in its discretion proceed, and shall at the direction of the Holders of 66-2/3% in principal amount of the Outstanding Certificates proceed, to protect and enforce its rights and the rights of the Bond Insurer by such appropriate Proceedings as the Trustee, at the direction of the Bond Insurer or, if a Bond Insurer Default has occurred and is continuing, at its discretion shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 6.04. Remedies. If an Event of Default shall have occurred and be continuing, the Trustee may, and shall, at the direction of the Bond Insurer and if a Bond Insurer Default has occurred and is continuing, at the direction of the Holders of 66-2/3% in principal amount of the Outstanding Certificates, do one or more of the following:

                  (a) institute Proceedings for the collection of all amounts then due and payable on the Certificates or under this Agreement, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Transferor the monies adjudged due;

                  (b) take possession of and sell the Trust Property securing the Certificates or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

                  (c) institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by this Agreement with respect to the Trust Property securing the Certificates;

                  (d) during the continuance of a default under a Lease Contract, exercise any of the rights of the lessor under such Lease Contract; and

                  (e) exercise any remedies of a secured party under the Uniform Commercial Code or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee, the Bond Insurer and the Holders of the Certificates hereunder;

provided, however, that without the consent of the Bond Insurer, or if a Bond Insurer Default has occurred and is continuing, all the Holders of 66-2/3% in principal amount of the Outstanding Certificates, the Trustee may not sell or otherwise liquidate any portion of the Trust Property unless the proceeds of such Sale or liquidation distributable to the Certificateholders are sufficient to discharge in full the amounts then due and unpaid upon the Outstanding Certificates for principal and interest together with any amounts owed to the Bond Insurer under the Insurance Agreement.

         Section 6.05. Optional Preservation of Trust Property. If (i) an Event of Default shall have occurred and be continuing with respect to the Certificates and (ii) no Certificates have been declared due and payable, or such declaration and its consequences have been annulled and rescinded, the Trustee shall, at the direction of the Bond Insurer, or if a Bond Insurer Default has occurred and is continuing, the Trustee may in its sole discretion if it determines it to be in the best interests of the Holders of the Outstanding Certificates and shall, upon request from the Holders of 66-2/3% in principal amount of the Outstanding Certificates elect, by giving written notice of such election to the Transferor, to take possession of and retain the Trust Property securing the Certificates intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Certificates in accordance with the provisions of Article Twelve of this Agreement. If the Trustee is unable to or is stayed from giving such notice to the Transferor for any reason whatsoever, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Property securing the Certificates remaining at the time of such rescission by written notice to the Trustee and the Transferor from the Bond Insurer or, if a Bond Insurer Default has occurred and is continuing, from the Holders of 66-2/3% in principal amount of the Outstanding Certificates.

         Section 6.06. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to any obligor upon any of the Certificates or the property of such obligor or their creditors, the Trustee (irrespective of whether the principal of any of the Certificates shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Transferor for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Certificates issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.07 hereof) and of the Bond Insurer and the Certificateholders allowed in such judicial Proceeding, and

                  (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same,

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by the Bond Insurer and each Certificateholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Bond Insurer and the Certificateholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.

         Nothing contained in this Agreement shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of the Bond Insurer or any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Bond Insurer or any of the Certificates or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of the Bond Insurer or any Certificateholder in any such Proceeding.

         Section 6.07. Trustee May Enforce Claims Without Possession of Certificates. (a) In all Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Agreement to which the Trustee shall be a party), the Trustee shall be held to represent all of the Certificateholders, and it shall not be necessary to make any Certificateholder a party to any such Proceedings.

         (b) All rights of actions and claims under this Agreement or any of the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Trustee shall be brought in its own name as Trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Certificates.

         Section 6.08. Application of Money Collected. If the Certificates have been declared due and payable following an Event of Default and such declaration has not been rescinded or annulled, any money collected by the Trustee with respect to the Certificates pursuant to this Article Six or otherwise and any other money that may be held thereafter by the Trustee as security for the Certificates shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Certificates and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all the Servicer Fee and other amounts due the Servicer pursuant to Section 12.02(d)(i) hereof and to pay the Servicer the amount necessary to reimburse the Servicer for any other unrecovered Servicer Advances;

                  SECOND: To the payment to the Trustee of the Trustee Fee then due, and any costs and expenses incurred by it in connection with enforcing the remedies provided for in this Article Six and to the payment to the Back-up Servicer of the Back-up Servicer fee then due;

                  THIRD: To the payment of the Bond Insurer of the Bond Insurer Premium then due;

                  FOURTH: To the payment of the amounts then due and unpaid upon the Certificates for interest, with interest (to the extent such interest has been collected by the

         Trustee or a sum sufficient therefor has been collected and payment thereof is legally enforceable at the rate prescribed therefor in the Certificates) on overdue principal, ratably without preference or priority of any kind, according to the amounts due and payable on the Certificates for interest;

                  FIFTH: To the payments of the remaining principal amount of Outstanding Certificates, ratably without preference or priority of any kind;

                  SIXTH: To the payment to the Bond Insurer of any amounts previously paid by the Bond Insurer under the Policy and not theretofore repaid, together with interest thereon and any other amounts due under the Insurance Agreement;

                  SEVENTH: To the payment to the Servicer of any other amounts due the Servicer as expressly provided herein and in the Servicing Agreement;

                  EIGHTH: To the payment to the Trustee and the Back-up Servicer, any other amounts due to the Trustee or the Back-up Servicer as expressly provided herein and in the Servicing Agreement;

                  NINTH: To pay to the Bond Insurer any other amounts owing under the Insurance Agreement;

                  TENTH: To reimburse the Bond Insurer and the Certificateholders for any costs or expenses incurred in connection with any enforcement action with respect to this Agreement or the Certificates; and

                  ELEVENTH: To the payment of any surplus to the Transferor.


         Section 6.09. Limitation on Suits. No Holder of any Certificate shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder for so long as a Bond Insurer Default is not continuing, and if a Bond Insurer Default is continuing, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of 66-2/3% in principal amount of the Outstanding Certificates shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 30 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of 66-2/3% in principal amount of the Outstanding Certificates; it being understood and intended that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Holders of Certificates, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Certificates.

         Section 6.10. Unconditional Right of Certificateholders to Receive Principal and Interest. The Holder of any Certificate shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Certificate as such principal and interest becomes due and payable and to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 6.11. Restoration of Rights and Remedies. If the Trustee, the Bond Insurer or any Certificateholder has instituted any Proceeding to enforce any right or remedy under this Agreement and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, the Bond Insurer or to such Certificateholder, then, and in every case, the Transferor, the Trustee, the Bond Insurer and the Certificateholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Bond Insurer and the Certificateholders shall continue as though no such Proceeding had been instituted.

         Section 6.12. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 2.07 hereof, no right or remedy herein conferred upon or reserved to the Trustee, the Bond Insurer or to the Certificateholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.13. Delay or Omission; Not Waiver. No delay or omission of the Trustee, the Bond Insurer or of any Holder of any Certificate to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee, the Bond Insurer or to the Certificateholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Bond Insurer or by the Certificateholders, as the case may be.

         Section 6.14. Control by Certificateholders. The Bond Insurer or, if a Bond Insurer Default has occurred and is continuing, the Holders of 66-2/3% in principal amount of the Outstanding Certificates shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Agreement including, without limitation, any provision hereof which expressly provides for approval by a greater percentage of the aggregate principal amount of all Outstanding Certificates;

                  (b) any direction to the Trustee by the Certificateholders to undertake a private Sale of the Trust Property shall be by the Holders of all Outstanding Certificates, unless the condition set forth in
         Section 6.18(b)(ii) hereof is met;

                  (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01 hereof, the Trustee need not take any action which a Responsible Officer or Officers of the Trustee in good faith determines might involve it in personal liability or be prejudicial to the Certificateholders not consenting; and

                  (d) the Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith as provided in Section 7.01(f) hereof.

         Section 6.15. Waiver of Certain Events by Less than All Certificateholders. The Bond Insurer, or if a Bond Insurer Default has occurred and is continuing, the Holders of 66-2/3% in principal amount of the Outstanding Certificates may on behalf of the Holders of all the Certificates waive any past Default or Funding Period Trigger Event or Trigger Event hereunder and its consequences, except:

                  (a) a Default in the payment of the principal of or interest on any Certificate, or a Default described in Sections 6.01(d) and (e) hereof, or

                  (b) in respect of a covenant or provision hereof which under Article Nine hereof cannot be modified or amended without the consent of the Holder of each Outstanding Certificate affected.

         Upon any such waiver, such Default or Funding Period Trigger Event or Trigger Event shall cease to exist, and any Event of Default or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Default or Funding Period Trigger Event or Trigger Event or impair any right consequent thereon.

         Section 6.16. Undertaking for Costs. All parties to this Agreement agree, and each Holder of any Certificate by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.16 shall not apply to any suit instituted by the Trustee or the Bond Insurer or to any suit instituted by the Holders of 66-2/3% in principal amount of the Outstanding Certificates, or to any suit instituted by any Certificateholder for the enforcement of the payment of the principal of or interest on any Certificate on or after the Stated Maturity expressed in such Certificate.

         Section 6.17. Waiver of Stay or Extension Laws. The Transferor covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Transferor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 6.18. Sale of Trust Property. (a) The power to effect any sale (a "Sale") of any portion of the Trust Property pursuant to Section 6.04 hereof shall not be exhausted by any one or more Sales as to any portion of the Trust Property remaining unsold, but shall continue unimpaired until the entire Trust Property securing the Certificates shall have been sold or all amounts payable on the Certificates and under this Agreement with respect thereto shall have been paid. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

                  (b) To the extent permitted by applicable law, the Trustee shall not, in any private Sale, sell to a third party the Trust Property, or any portion thereof unless:

                           (i) the Bond Insurer, or if a Bond Insurer Default
                  has occurred and is continuing, the Holders of 66-2/3% in principal amount of the Outstanding Certificates, consent in writing to or directs the Trustee to make such Sale; or

                           (ii) if a Bond Insurer Default has occurred and is
                  continuing, the proceeds of such Sale would not be less than the sum of all amounts due to the Trustee hereunder and the aggregate principal amount of the Outstanding Certificates and interest due or to become due thereon on the Payment Date next succeeding such Sale together with any amounts owing to the Bond Insurer under the Insurance Agreement.

                  (c) The Trustee, the Bond Insurer or the Certificateholders may bid for and acquire any portion of the Trust Property in connection with a public Sale thereof, and in lieu of paying cash therefor, any Certificateholder may make settlement for the purchase price by crediting against amounts owing on the Certificates of such Holder or other amounts owing to such Holder secured by this Agreement, that portion of the net proceeds of such Sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Trustee, the Bond Insurer or the Certificateholders in connection with such Sale. The Certificates need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Certificates. The Trustee, the Bond Insurer or the Certificateholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

                  (d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Property in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Transferor to transfer and convey its interest in any portion of the Trust Property in connection with a Sale thereof, and to take all action necessary to effect such sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  (e) The method, manner, time, place and terms of any Sale of all or any portion of the Trust Property shall be commercially reasonable.

         Section 6.19. Action on Certificates. The Trustee's right to seek and recover judgment on the Certificates or under this Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Agreement. Neither the lien of this Agreement nor any rights or remedies of the Trustee or the Certificateholders shall be impaired by the recovery of any judgment by the Trustee against the Transferor or by the levy of any execution under such judgment upon any portion of the Trust Property or upon any of the assets of the Transferor.

                                  Article Seven
                                   The Trustee

         Section 7.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default known to the Trustee as provided in subsection (e) below:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee; and

                  (ii) in the absence of bad faith or negligence on its part, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Agreement.

         (b) In case an Event of Default known to the Trustee as provided in subsection (e) below has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care and skill in its exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

                  (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Bond Insurer or the Holders of 66-2/3% in principal amount of the Outstanding Certificates (or other such percentage as may be required by the terms hereof) in accordance with
         Section 6.14
         hereof relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement, the Contribution Agreement or the Servicing Agreement; and

                  (iv) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any extraordinary activities relating to its duties hereunder, or in the exercise of any of its rights or powers which include discretionary judgments to be made by the Trustee, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, provided that nothing contained in this Agreement shall excuse the Trustee for failure to perform its regular and administrative duties as Trustee as articulated under this Agreement.

         (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 7.01.

         (e) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default described in Section 6.01(d) or 6.01(e) hereof or any Default described in Section 6.01(c) hereof or of any Trigger Event or Funding Period Trigger Event unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default, Default, Trigger Event or Funding Period Trigger Event is received by the Trustee at the Corporate Trust Office, and such notice references any of the Certificates generally, the Transferor, the Trust Property or this Agreement.

         (f) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability that is adjudicated, in connection with any action so taken.

         (g) Notwithstanding any extinguishment of all right, title and interest of the Transferor in and to the Trust Property following an Event of Default and a consequent declaration of acceleration of the maturity of any of the Certificates, whether such extinguishment occurs through a Sale of the Trust Property to another person or the acquisition of the Trust Property by the Trustee, the rights of the Certificateholders shall continue to be governed by the terms of this Agreement.

         (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this
Section 7.01.

         (i) The Trustee shall provide the reports and accountings as required pursuant to Section 12.03 hereof.

         Section 7.02. Notice of Default and Other Events. Promptly after the occurrence of any Default, Trigger Event or Funding Period Trigger Event known to the Trustee (within the meaning of Section 7.01(e) hereof), within one Business Day of obtaining such knowledge, the Trustee shall transmit by telephonic, facsimile or telegraphic communication confirmed by mail to the Bond Insurer and all Holders of Certificates, as their names and addresses appear on the Certificate Register, notice of such Default, Trigger Event or Funding Period Trigger Event known to the Trustee, unless in the case of notice of Default or notice of any Funding Period Trigger Event or Trigger Event to Certificateholders, such Default shall have been promptly cured or waived in accordance with this Agreement.

         Section 7.03. Certain Rights of Trustee. Except as otherwise provided in Section 7.01,

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Transferor mentioned herein shall be sufficiently evidenced by a Transferor Request or Transferor Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel selected by the Trustee with due care or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Certificateholders or the Bond Insurer pursuant to this Agreement, unless such Certificateholders or the Bond Insurer, as the case may be, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Transferor, upon reasonable notice and at reasonable times personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

         Section 7.04. Not Responsible for Recitals or Issuance of Certificates.
(a) The recitals contained in this Agreement and in the Certificates, except the certificates of authentication on the Certificates, shall be taken as the statements of the Transferor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or condition of the Trust Property or any part thereof, or as to the title of the Transferor thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Agreement or any of the Certificates. The Trustee shall not be accountable for the use or application by the Transferor of any money paid to the Transferor or upon Transferor Order under any provisions hereof.

         (b) Except as otherwise expressly provided herein and in Section 7.15 and without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Equipment or Lease Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Property to the Trustee or of any intervening assignment, the review of any Lease Contract (it being understood that the Trustee has not reviewed and does not intend to review the substance or form of any such Lease Contract), the performance or enforcement of any Lease Contract, the validity or sufficiency of the Policy, the compliance by the Transferor or the Servicer with any covenant or the breach by the Transferor or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account or any loss resulting therefrom (other than in its individual capacity as obligor on any Eligible Investment), the acts or omissions of the Transferor, the Servicer, the Bond Insurer or any Customer, any action of the Servicer, taken in the name of the Trustee, or the validity of the Servicing Agreement or the Contribution Agreement.

         (c) Except as otherwise expressly provided herein, the Trustee shall not have any obligation or liability under any Lease Contract by reason of or arising out of this Agreement or the assignment of such Lease Contract hereunder or the receipt by the Trustee of any payment relating to any Lease Contract pursuant hereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Transferor under or pursuant to any Lease Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Lease Contract.

         Section 7.05. May Hold Certificates. The Trustee, the Servicer, any Paying Agent, any Authenticating Agent or any other agent of the Transferor, in its individual or any other capacity, may become the owner or pledgee of Certificates, and, if operative, may otherwise deal with the Transferor with the same rights it would have if it were not Trustee, Servicer, Paying Agent, Authenticating Agent or such other agent.

         Section 7.06. Money Held in Trust. Money and investments held in trust by the Trustee, the Certificate Registrar or any Paying Agent hereunder shall be held in one or more trust accounts hereunder. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Transferor or otherwise specifically provided in this Agreement.

         Section 7.07. Compensation and Reimbursement. The Transferor agrees:

                  (a) to pay the Trustee monthly its fee for all services rendered by it hereunder as Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust) and to pay to the Back-up Servicer its fee for all services rendered hereunder and under the Servicing Agreement as Back-up Servicer in the amount of the Back-up Servicer Fee;

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee or the Back-up Servicer upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee or the Back-up Servicer in accordance with any provision of this Agreement or the Servicing Agreement (including the reasonable compensation and the expenses and disbursements of the Trustee's and Back-up Servicer's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify and hold harmless the Trust and the Trustee from and against any loss, liability, expense, damage or injury (other than those attributable to a Certificateholder in its capacity as an investor in any of the Certificates) sustained or suffered pursuant to this Agreement by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust or the Trustee (including without limitation any violation of any applicable laws by the Transferor as a result of the transactions contemplated by this Agreement), including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Transferor shall not indemnify the Trustee if such loss, liability, expense, damage or injury is due to the Trustee's gross negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties. Any indemnification or reimbursement pursuant to this Section 7.07 shall only be payable from the assets of the Transferor and shall not be payable from the Trust Property. The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof and this indemnification agreement shall survive the termination of this Agreement.

Upon the occurrence of an Event of Default resulting in an acceleration of maturity of the Certificates that has not been rescinded and annulled, the Trustee shall have, as security for the performance of the Trust under this
Section 7.07, a lien ranking senior to the lien of the Certificates with respect to which any claim of the Trustee under this Section 7.07 arose upon all property and funds held or collected as part of the Trust Property by the Trustee in its capacity as such except the Trustee shall have no liens on the amounts paid under the Policy. The Trustee shall not institute any Proceeding seeking the enforcement of such lien against the Trust Property without the consent of the Bond Insurer and if a Bond Insurer Default has occurred and is continuing no such consent shall be required, and unless such Proceeding is in connection with a proceeding in accordance with Article Six hereof for enforcement of the lien of this Agreement for the benefit of the Holders of the Certificates secured by such Trust Property after the occurrence of an Event of Default (other than an Event of Default due solely to a breach of this Section 7.07) and a resulting declaration of acceleration of maturity of such Certificates that has not been rescinded and annulled. All monies so collected by the Trustee shall be applied in accordance with Section 6.08 hereof and the Trustee shall receive amounts pursuant to

Section 6.08 hereof only to the extent that payment thereof will not result in a subsequent Event of Default caused by such payment to the Trustee.

         Section 7.08. Corporate Trustee Required; Eligibility. There shall at all times be a trustee hereunder which shall be a corporation, association or national banking association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, or be a member of a consolidated bank holding company with a combined capital and surplus of at least $100,000,000, subject to supervision or examination by Federal or state authority and having an office within the United States of America, and, except with respect to the initial Trustee hereunder, which shall have a commercial paper or other short-term rating of the highest short term rating categories by S&P and Moody's, or otherwise acceptable to the Bond Insurer, or if a Bond Insurer Default is continuing, the Holders of 66-2/3% in principal amount of the Outstanding Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Seven.

         Section 7.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10 hereof.

         (b) The Trustee may resign at any time by giving 30 days' written notice thereof to the Transferor, the Bond Insurer and to each Certificateholder. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor Trustee.

         (c) The Trustee may be removed by the Bond Insurer or if a Bond Insurer Default has occurred and is continuing, by the Holders of 66-2/3% in principal amount of the Outstanding Certificates by notice to the Trustee, at any time if one of the following events have occurred:

                  (i) the Trustee shall cease to be eligible under Section 7.08 hereof and shall fail to resign after written request therefor by the Transferor, the Bond Insurer or by any Certificateholder, or

                  (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

                  (iii) the Trustee has failed to perform its duties in this Agreement or has breached any representation of warranty made in this Agreement.

         (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause with respect to the Certificates, the Transferor by a Board Resolution, shall promptly appoint a successor Trustee reasonably satisfactory to the Bond Insurer. If no successor Trustee shall have been so appointed by the Transferor within 30 days of notice of removal or resignation and shall have accepted appointment in the manner hereinafter provided, the Bond Insurer may appoint a successor Trustee. If the Bond Insurer shall fail to appoint a successor Trustee within 90 days of notice of removal or resignation, then the Holders of 66-2/3% in principal amount of the Outstanding Certificates may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Certificates.

         (e) The Transferor shall give notice in the manner provided in Section
13.04 hereof of each resignation and each removal of the Trustee and each appointment of a successor Trustee with respect to the Certificates to the Certificateholders. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         Section 7.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Transferor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the Transferor or the successor Trustee, such retiring Trustee shall, upon payment of its reasonable out-of-pocket costs and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 7.07 hereof. Upon request of any such successor Trustee, the Transferor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

         Section 7.11. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto, and notice thereof shall be provided by the Trustee to the Certificateholders. In case any Certificates have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Certificates so authenticated with the same effect as if such successor Trustee had itself authenticated such Certificates.

         Section 7.12. Co-Trustees and Separate Trustees. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Property may at the time be located, the Transferor and the Trustee shall have power to appoint, and, upon the written request of the Trustee, the Bond Insurer or of the Holders representing at least 25% in aggregate principal amount of all Outstanding Certificates, the Transferor shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee and meeting the requirements of
Section 7.08 hereof, either to act as co-Trustee, jointly with the Trustee of all or any part of such Trust Property, or to act as separate Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Transferor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

         Should any written instrument from the Transferor be reasonably required by any co-Trustee or separate Trustee so appointed for more fully confirming to such co-Trustee or separate Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Transferor.

         Every co-Trustee or separate Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (a) the Certificates shall be authenticated and delivered by, and all rights, powers, duties and obligations under this Agreement in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee under this Agreement, shall be exercised solely by the Trustee;

                  (b) the rights, powers, duties and obligations conferred or imposed upon the Trustee by this Agreement in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-Trustee or separate Trustee jointly, as shall be provided in the instrument appointing such co-Trustee or separate Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-Trustee or separate Trustee;

                  (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Transferor evidenced by a Board Resolution, may accept the resignation of or remove any co-Trustee or separate Trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-Trustee or separate Trustee without the concurrence of the Transferor. Upon the written request of the Trustee, the Transferor shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-Trustee or separate Trustee that has so resigned or been removed may be appointed in the manner provided in this Section;

                  (d) no co-Trustee or separate Trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such Trustee hereunder nor shall the Trustee be liable by reason of any act or omission of any co-Trustee or separate Trustee selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.14; and

                  (e) any Act of Certificateholders delivered to the Trustee shall be deemed to have been delivered to each such co-Trustee and separate Trustee.

         Section 7.13. Rights with Respect to the Servicer. The Trustee's rights and obligations with respect to the Servicer shall be governed by the Servicing Agreement.

         Section 7.14. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee to authenticate Certificates issued upon original issue or upon exchange, registration of transfer or pursuant to Section 2.05 hereof, and Certificates so authenticated shall be entitled to the benefits of this Agreement and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Agreement to the authentication and delivery of Certificates by the Trustee or the Trustee's certificate of authentication or the delivery of Certificates to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of the Certificates to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Transferor, the Bond Insurer and the Certificateholders and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent; provided, such corporation shall be otherwise eligible under this Section.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Bond Insurer and the Transferor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Transferor and the Bond Insurer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Certificates, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Certificate Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee may pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 7.07 hereof.

         If an appointment is made pursuant to this Section, the Certificates may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Certificates described in the within-mentioned Agreement.

                               NORWEST BANK MINNESOTA, NATIONAL
                               ASSOCIATION, as Trustee




                               By:
                                  ---------------------------------------------
                                      As Authenticating Agent




                               By:
                                  ---------------------------------------------
                                        Authorized Officer

         Section 7.15. Trustee to Hold Lease Contracts. The Trustee shall hold each Lease Contract, Certificates of Title and Applications for Certificates of Title together with any documents relating thereto that may from time to time be delivered to the Trustee, until such time as such Lease Contract is released from the Trust Property pursuant to the terms of this Agreement or delivered to the Servicer pursuant to the terms of the Servicing Agreement.

         Except as set forth in Sections 3.02 and 4.01 hereof, the Trustee shall be under no duty or obligation to inspect, review or examine the Lease Contracts and other documents to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         Section 7.16. Money for Certificate Payments to Be Held in Trust. The Trustee agrees, and if there is any Paying Agent other than the Trustee, the Transferor will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that, subject to the provisions of this Section, such Paying Agent will:

                  (a) hold all sums held by it for the payment of principal or interest on Certificates in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee, the Bond Insurer and the Certificateholders notice of any Default by the Transferor (or any other obligor upon the Certificates) in the making of any payment of principal or interest; and

                  (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Transferor may at any time, for the purpose of obtaining the satisfaction and discharge of this Agreement or for any other purpose, pay, or by Transferor Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal or interest on any Certificate and remaining unclaimed for three years after such principal or interest has become due and payable shall be paid to the Transferor; and the Holder of such Certificate shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Transferor for payment thereof, and all liability of the Trustee, the Bond Insurer or such Paying Agent with respect to such trust money or the related Certificate shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Transferor cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Transferor; and, provided, further, that any amounts held that are proceeds of a claim made under any Policy shall be returned to the Bond Insurer, and the Certificateholders shall look only to the Bond Insurer for such payments. The Trustee may also adopt and employ, at the expense of the Transferor, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Certificateholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Certificate Register for each such Certificateholder).

                                  ARTICLE EIGHT
                                   THE POLICY


       Section 8.01. Payments under the Policy. If on the close of business on the third Business Day prior to any Payment Date, the funds on deposit in the Collection Account and available to be distributed on such Payment Date pursuant to Section 12.02(d) are not sufficient (after taking into account the payments required to be made on such Payment Date pursuant to Section 12.02(d)(i)-(iv)) to make the payment of amounts due on the Outstanding Certificates on such Payment Date in accordance with Section 12.02(d)(v), the Trustee shall, no later than 10:00 a.m., New York time, on the second Business Day immediately preceding such Payment Date make a claim under the Policy in an amount equal to such insufficiency. In addition, if on the close of business on the third Business Day immediately prior to the Stated Maturity, the funds on deposit in the Collection Account and available to be distributed on such Payment Date pursuant to Section 12.02(d) are not sufficient (after taking into account the payments required to be made on such Payment Date pursuant to Section 12.02(d)(i)-(v)) to pay the Outstanding Principal Balance of Outstanding Certificates, the Trustee shall, no later than 10:00 a.m., New York time, on the second Business Day immediately preceding such Payment Date, make a claim under the Policy in an amount equal to such insufficiency. Proceeds of claims on the Policy shall be deposited in the Collection Account and shall remain uninvested and shall be used solely to pay amounts due in respect of interest on the Certificates on each Payment Date and principal of the Certificates at the Stated Maturity.


        In addition, on any day that the Trustee has actual knowledge or receives notice that any amount previously paid to a Certificateholder has been subsequently recovered from such Certificateholder pursuant to a final order of a court of competent jurisdiction that such payment constitutes a voidable preference within the meaning of any applicable bankruptcy law to such Certificateholder (a "Preference Claim"), the Trustee shall make a claim within three Business Days upon the Policy for the full amount of such Preference Claim in accordance with the terms of the Policy. Any proceeds of any such Preference Claim received by the Trustee shall be paid to the related Certificateholder .

                                  ARTICLE NINE
                                   AMENDMENTS


       Section 9.01. Amendments without Consent of Certificateholders. The Transferor, the Servicer, the Trustee and the Back-up Servicer, with the consent of the Bond Insurer but without the consent of the Holders of any Certificates, at any time and from time to time, may enter into one or more amendments hereto, in form satisfactory to the Trustee, for any of the following purposes, provided that any such amendment, as evidenced by an Opinion of Counsel if requested by the Trustee, will not have a material adverse effect on the Holders:


               (a) to correct or amplify the description of any property at any time subject to the lien of this Agreement, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Agreement, or to subject to the lien of this Agreement additional property; or


               (b) to evidence the succession of another Person to the Transferor, and the assumption by such successor of the covenants of the Transferor herein and in the Certificates contained, in accordance with
        Section 11.02(o) hereof; or


               (c) to add to the covenants of the Transferor, for the benefit of the Bond Insurer or the Holders of all Certificates or to surrender any right or power herein conferred upon the Transferor; or


              (d) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or


              (e) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement; or


              (f) to evidence the succession of the Trustee pursuant to Article Seven hereof; or


              (g) to add to any Events of Default.


        The Trustee is hereby authorized to join in the execution of any such amendment and to make any other appropriate agreements and stipulations that may be therein contained, but the

Trustee shall not be obligated to enter into any such amendment that affects the Trustee's own rights, duties, liabilities or immunities under this Agreement or otherwise.


        Promptly after the execution by the Transferor, the Servicer, the Trustee and the Back-up Servicer of any amendment pursuant to this Section, the Transferor shall mail to the Rating Agencies, the Bond Insurer and each Certificateholder a copy of such amendment.


       Section 9.02. Amendments and Modifications to Agreement with Consent of Certificateholders. (a) With the consent of the Bond Insurer and with the prior written consent of the Holders of 66-2/3% in principal amount of the Outstanding Certificates, by Act of said Holders delivered to the Transferor and the Trustee, the Transferor, the Servicer, the Trustee and the Back-up Servicer may enter into an amendment or modification of this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates under this Agreement (other than as described in Section 9.01); provided, however, that no such amendment shall, without the consent of the Holders of each Outstanding Certificate affected thereby:


              (i) change the Stated Maturity of any Certificate or the due date of any installment of principal of, or any installment of interest on, any Certificate, or change the principal amount thereof or the Certificate Interest Rate or change any place of payment where, or the coin or currency in which, any Certificate or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or


              (ii) reduce the percentage of the principal amount of Outstanding Certificates, the consent of the Holders of which is required for any such amendment, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Agreement or Events of Default or their consequences; or


              (iii) impair or adversely affect the Trust Property; or


              (iv) modify or alter the definition of the term "Outstanding"; or


              (v) modify or alter the provisions of the proviso to Section 6.04 hereof; or


              (vi) modify any of the provisions of this Section 9.02, except to increase the percentage of Holders required for any modification or waiver or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of each Holder of each Outstanding Certificate affected thereby; or

              (vii) permit the creation of any lien ranking prior to, on a parity with, or subordinate to the lien of this Agreement with respect to any part of the Trust Property or terminate or release the lien of this Agreement on any property at any time subject hereto or deprive the Holder of any Certificate of the security afforded by the lien of this Agreement; or


              (viii) modify any of Sections 6.01(a) or (b), 6.02, 6.03, 6.18, or
       Section 12.02(d) hereof.


       (b) With the prior written consent of the Bond Insurer and the Holders of not less than 66-2/3% of the principal amount of Outstanding Certificates, by Act of said Holders delivered to the Transferor and the Trustee, the Transferor, the Servicer, the Trustee and the Back-up Servicer may enter into amendments hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of Article Three hereof or the definitions therein, provided that any such amendment does not modify the Agreement in a manner described in clauses (i) through (viii) of paragraph (a) of this Section 9.02.


       (c) The Trustee is hereby authorized to join in the execution of any amendments to this Agreement pursuant to clause (a) or (b) above and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such amendment that affects the Trustee's own rights, duties, liabilities or immunities under this Agreement. It shall not be necessary for any Act of Certificateholders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution by the Transferor, the Servicer, the Trustee and the Back-up Servicer of any amendment pursuant to this Section, the Transferor shall mail to the Rating Agencies, the Bond Insurer and the Holders of the Certificates a copy of such amendment.


       Section 9.03. Execution of Amendments. In executing any amendment permitted by this Article or the modifications thereby of the trusts created by this Agreement, the Trustee shall be entitled to receive upon request, and (subject to Section 7.01 hereof) shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own duties or immunities under this Agreement or otherwise.


       Section 9.04. Effect of Amendments. Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

       Section 9.05. Reference in Certificates to Amendments. Certificates authenticated and delivered after the execution of any amendment pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Transferor shall so determine, new Certificates so modified as to conform, in the opinion of the Trustee and the Transferor, to any such amendment may be prepared and executed by the Transferor and authenticated and delivered by the Trustee in exchange for Outstanding Certificates.


       Section 9.06. Amendment as to Registered Form. Notwithstanding anything to the contrary contained in Sections 9.01 and 9.02 hereof, no amendment shall be entered into by the parties to this Agreement which would result in the Certificates not to be in registered form in accordance with Section 163(f) of the Internal Revenue Code of 1986, as amended, unless the Transferor obtains an Opinion of Counsel on behalf of the Trust and delivered to the Bond Insurer and the Trustee to the effect that the failure of the Certificates to be in registered form will not result in adverse federal tax consequences.

                                   ARTICLE TEN
                           REDEMPTION OF CERTIFICATES


      Section 10.01. Redemption at the Option of the Transferor; Election to Redeem. The Transferor shall have the option, and in the absence of the exercise thereof the Bond Insurer shall have the option, to redeem all of the Outstanding Certificates, at any time after the aggregate principal amount of the Outstanding Certificates is less than 10% of the largest aggregate principal amount of the Certificates Outstanding at any point in time.


        The Transferor shall set the Redemption Date and the Redemption Record Date for the Certificates and give notice thereof to the Trustee pursuant to
Section 10.02 hereof.


        Installments of interest and principal that are due regarding the Certificates on or prior to the Redemption Date shall continue to be payable to the Holders of such Certificates called for redemption as of the relevant Record Dates according to their terms and the provisions of Section 2.08 hereof. The election of the Transferor or the Bond Insurer to redeem any Certificates pursuant to this Section shall be evidenced by a Board Resolution or written notice from the Bond Insurer, respectively, directing the Trustee to make the payment of the Redemption Price on all of the Certificates to be redeemed from monies deposited with the Trustee pursuant to Section 10.04 hereof.


      Section 10.02. Notice to Trustee; Deposit of Redemption Price. In the case of any redemption pursuant to Section 10.01 hereof, the Transferor or the Bond Insurer shall, at least 15 days prior to the Redemption Date, notify the Trustee, the Bond Insurer and the Certificateholders of such Redemption Date and shall deposit into the Collection Account on the related Calculation Date an amount equal to the Redemption Price of all Certificates to be redeemed on such Redemption Date plus any fees and expenses due hereunder plus all amounts due to the Bond Insurer under the Insurance Agreement.


      Section 10.03. Notice of Redemption by the Transferor. Upon receipt of such notice and such deposit set forth in Section 10.02 above, the Trustee shall provide notice of redemption pursuant to Section 10.01 hereof by first-class mail, postage prepaid, mailed no later than the Business Day following the Calculation Date on which such deposit was made, to each Holder of Certificates whose Certificates are to be redeemed, at such Holder's address in the Certificate Register.


        All notices of redemption shall state:


               (a)    the applicable Redemption Date;

               (b)    the applicable Redemption Price; and


               (c) that on such Redemption Date, the Redemption Price will become due and payable upon each such Certificate, and that interest thereon shall cease to accrue on such date.


        Notice of redemption of Certificates shall be given by the Trustee in the name and at the expense of the Transferor or the Bond Insurer, as applicable. Failure to give notice of redemption, or any defect therein, to any Holder of any Certificate selected for redemption shall not impair or affect the validity of the redemption of any other Certificate.


      Section 10.04. Deposit of the Redemption Price. On or before the Calculation Date next preceding any Redemption Date, the Transferor or the Bond Insurer, as applicable, shall deposit with the Trustee or with the Paying Agent an amount of monies sufficient to pay the Redemption Price of all Certificates which are to be redeemed on such Redemption Date plus any fees due hereunder, and all amounts due to the Bond Insurer under the Insurance Agreement.


      Section 10.05. Certificates Payable on Redemption Date. Notice of redemption having been given as provided in Section 10.03 hereof, the Certificates to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price and on such Redemption Date such Certificates shall cease to bear interest. The Holders of such Certificates shall be paid the Redemption Price by the Paying Agent on behalf of the Transferor; provided, however, that installments of principal and interest that are due regarding such Certificates on or prior to such Redemption Date shall be payable to the Holders of such Certificates registered as such on the relevant Record Dates according to their terms and the provisions of Section 2.08 hereof.


        If the Holders of any Certificate called for redemption shall not be so paid, the principal and premium on such Certificates, if any, shall, until paid, bear interest from the applicable Redemption Date at the Certificate Interest Rate.


      Section 10.06. Release of Lease Contracts. In connection with any redemption permitted under this Article Ten, the Transferor shall be permitted to obtain a release of the related Lease Contracts after the Redemption Price plus any fees and expenses due hereunder and all amounts due to the Bond Insurer under the Insurance Agreement shall have been deposited into the Collection Account as required by Section 10.04.

                                 ARTICLE ELEVEN
                    REPRESENTATIONS, WARRANTIES AND COVENANTS


      Section 11.01. Representations and Warranties. The Transferor hereby makes the following representations and warranties for the benefit of the Trustee, the Bond Insurer and the Certificateholders on which the Trustee relies in accepting the Trust Property in trust and in authenticating the Certificates and the Bond Insurer relies in issuing the Policy. Such representations and warranties are made as of the Closing Date and, except as specifically provided herein, each Funding Date, and shall survive the transfer, conveyance and assignment of the Trust Property to the Trustee.


        (a) Organization and Good Standing. The Transferor is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Transferor to perform its obligations under this Agreement or the Contribution Agreement.


        (b) Authorization. The Transferor has the power, authority and legal right to execute, deliver and perform this Agreement, the Servicing Agreement, the Insurance Agreement and the Contribution Agreement and the execution, delivery and performance of this Agreement, the Insurance Agreement and the Contribution Agreement have been duly authorized by the Transferor by all necessary action.


        (c) Binding Obligation. This Agreement, assuming due authorization, execution and delivery by the Trustee, the Back-up Servicer and the Transferor, the Insurance Agreement, assuming due authorization, execution and delivery by the Bond Insurer, the Trustee, the Back-up Servicer, the Transferor, the
Company and the Servicer, the Contribution Agreement, assuming the due authorization, execution and delivery by the Company and each of the Contributors, the Certificate Purchase Agreement, assuming due authorization, execution and delivery by the Company, the Transferor and the purchaser and the Servicing Agreement, assuming due authorization, execution and delivery by the Transferor, the Servicer, the Back-up Servicer and the Trustee, each constitutes a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

        (d) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of this Agreement, the Insurance Agreement, the Certificate Purchase Agreement, the Servicing Agreement and the Contribution Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the Limited Liability Company Agreement of the Transferor, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of this Agreement, the Insurance Agreement, the Certificate Purchase Agreement, the Servicing Agreement or the Contribution Agreement, or violate any law or, to the best of the Transferor's knowledge, any material order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or any of its properties.


        (e) No Proceedings. There are no Proceedings or investigations to which the Transferor, or any of its Affiliates, is a party pending, or, to the knowledge of Transferor, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement, the Insurance Agreement, the Contribution Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Contribution Agreement, the Insurance Agreement, this Agreement, the Certificate Purchase Agreement, the Servicing Agreement or the Certificates or
(C) seeking any determination or ruling that would materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement, the Insurance Agreement, the Contribution Agreement, the Certificate Purchase Agreement, the Servicing Agreement or the Certificates.


        (f) Approvals. All approvals, authorizations, consents, orders or other actions of any Person or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement, the Insurance Agreement, or the Contribution Agreement and with the valid and proper authorization, issuance and sale of the Certificates pursuant to this Agreement (except approvals of State securities officials under the Blue Sky Laws), have been or will be taken or obtained on or prior to the Closing Date.


        (g) Place of Business. The Transferor's principal place of business and chief executive office is located at 6416 Pacific Highway East, Tacoma, Washington 98424.


        (h) Transfer and Assignment. Upon the delivery to the Trustee of the Lease Contracts and the filing of the Financing Statements described in Sections 4.01, 4.02 and 4.03 hereof, respectively, the Trustee for the benefit of the Certificateholders and the Bond Insurer shall have a first priority perfected security interest in the Lease Receivables, the Lease Contracts, the Equipment (to the extent owned by the Transferor) initially located in the Enumerated States, and in the proceeds thereof, except for Liens permitted under Section 11.02(a) and limited to the extent set forth in Section 9-306 of the UCC as in effect in the applicable jurisdiction and provided, that, the security interest of the Trustee for the benefit of the Certificateholders and the Bond Insurer with respect to the Equipment will not be a perfected security interest with respect to any Equipment located initially in any States other than the Enumerated States. All filings (including, without limitation, UCC filings) as are necessary in any jurisdiction to perfect the ownership or other interest of the Trustee in the Trust Property (other than that Equipment in such other States), including the transfer of the Lease Contracts and the payments to become due thereunder, have been made.


        (i) Owners of the Transferor. The Contributors and K & P Finance Corp. I comprise all of the owners of all of the outstanding membership interests of the Transferor, all of which membership interests are fully paid and nonassessable and are owned of record, free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase.


        (j) Contribution. As of the Closing Date the Transferor has entered into the Contribution Agreement with the Contributors relating to its acquisition of the Lease Contracts, the Lease Receivables, the Equipment and the Leased Vehicles, and the representations and warranties made by the Company and each of the Contributors relating to the Lease Contracts, Lease Receivables, the Equipment and the Leased Vehicles have been validly assigned to and are for the benefit of the Transferor, the Trustee, the Bond Insurer and the Certificateholders and such representations and warranties are true and correct in all material respects.


        (k) The Lease Contracts. The Transferor hereby restates and makes each of the representations and warranties with respect to the Lease Contracts, the Lease Receivables, the Equipment and the Leased Vehicles that are made by the Contributors and the Company in Section 3.01 of the Contribution Agreement.


        (l) Taxable Income From Lease Contracts. Each of the Transferor, the Company, the Contributors and their shareholders and members, as applicable, shall treat the Lease Contracts as owned by the Transferor for federal, State, and local income tax purposes, shall report and include in the computation of the Transferor's gross income for such tax purposes the rental and other income from the Lease Contracts, and shall deduct the interest paid or accrued with respect to the Certificates in accordance with its applicable method of accounting for such purposes.


        Section 11.02. Covenants. The Transferor hereby makes the following covenants for the benefit of the Trustee, the Bond Insurer and the Certificateholders, on which the Trustee relies in accepting the Trust Property in trust and in authenticating the Certificates and the Bond Insurer relies in issuing the Policy. Such covenants shall survive the transfer, conveyance and assignment of the Trust Property to the Trustee.


        (a) No Liens. Except for the conveyances and grant of security interests hereunder, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Trust Property now existing or hereafter created, or any interest therein prior to the termination of this Agreement. The Transferor will notify the Trustee and the Bond Insurer of the existence of any Lien on any Trust Property immediately upon discovery thereof and the Transferor shall defend the right, title and interest of the Trustee in, to and under the Trust Property now existing or hereafter created, against all claims of third parties claiming through or under the Transferor; provided, however, that nothing in this Section 11.02(a) shall prevent or be deemed to prohibit the Transferor from suffering to exist upon any of the Trust Property any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Transferor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.


        (b) Delivery of Collections. The Transferor agrees to hold in trust and promptly pay to the Servicer all amounts received by the Transferor in respect of the Trust Property (other than amounts distributed to or for the benefit of the Transferor pursuant to Section 12.02(d)(xiv) hereof).


        (c) Obligations with Respect to Lease Contracts. The Transferor will duly fulfill all obligations on its part to be fulfilled under or in connection with each Lease Contract and will do nothing to impair the rights of the Trustee (for the benefit of the Certificateholders and the Bond Insurer) in the Lease Receivables, the Lease Contracts and any other Trust Property. As long as there is no event of default under the applicable Lease Contract, the Transferor will not disturb the Customer's quiet and peaceful possession of the related Equipment and the Customer's unrestricted use thereof for its intended purpose.


        (d) Compliance with Law. The Transferor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Lease Contracts or any part thereof; provided, however, that the Transferor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Trustee (for the benefit of the Certificateholders and the Bond Insurer) in the Lease Receivables, the Lease Contracts, the related Leased Vehicles and the related Equipment. The Transferor will comply, in all material respects, with all requirements of law applicable to the Transferor.

        (e) Preservation of Security Interest. The Transferor shall execute and file such continuation statements (and deliver file-stamped copies thereof to the Trustee) and any other documents which may be required by law to fully preserve and protect the interest of the Trustee (for the benefit of the Certificateholders and the Bond Insurer) in the Trust Property; provided, that the Transferor shall not be required to file financing statements or any related agreements or documentation with respect to any Equipment not initially located in the Enumerated States.


        (f) Maintenance of Office, etc. The Transferor will not, without providing 30 days notice to the Trustee and the Bond Insurer and without filing such amendments to any previously filed financing statements as the Trustee or the Bond Insurer may require or as may be required in order to maintain the Trustee's perfected security interest in the Trust Property (other than Equipment located initially in any states other than the Enumerated States), (a) change the location of its principal executive office, or (b) change its name, identity or company structure in any manner which would make any financing statement or continuation statement filed by the Transferor in accordance with the Servicing Agreement or this Agreement seriously misleading within the meaning of Article 9-402(7) of any applicable enactment of the UCC.


        (g) Further Assurances. Except as set forth in Section 11.02(e), the Transferor will make, execute or endorse, acknowledge, and file or deliver to the Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Trust Property, as the Trustee may request and reasonably require.


        (h) Notice of Liens. The Transferor shall notify the Trustee and the Bond Insurer promptly after becoming aware of any Lien on the Trust Property, except for any Liens for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty or if the Transferor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.


        (i) Activities of the Transferor. The Transferor (a) shall engage in only (1) the acquisition, ownership, leasing, selling and pledging of the property acquired by the Transferor pursuant to the Contribution Agreement, and causing the issuance of and selling of the Certificates pursuant to this Agreement and (2) the exercise of any powers permitted to limited liability companies under the limited liability company law of the State of Delaware which are incidental to the foregoing or necessary to accomplish the foregoing and the Transferor shall incur no debt other than trade payables and expense accruals in connection with its operations in the normal course of business; (b) will (1) maintain its books and records separate from the books and records of any other entity, (2) maintain separate bank accounts and no funds of the Transferor shall be commingled with funds of any other entity, (3) keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement; and (c) will not (1) dissolve or liquidate in whole or in part, (2) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (3) make any capital expenditures, (4) without the unanimous consent of all of its members (A) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (B) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (C) make a general assignment for the benefit of creditors, or (D) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing, (5) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person,
(6) merge or consolidate with any other Person, (7) engage in any other action that bears on whether the separate legal identity of the Transferor will be respected, including without limitation (A) holding itself out as being liable for the debts of any other party or (B) acting other than in its company name and through its duly authorized officers or agents, or (8) create, incur, assume, or in any manner become liable in respect of any indebtedness other than trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose; provided, however, that the Transferor may take any action prohibited by this clause (8) if (y) the Transferor shall cause, prior to the taking of such action, an Opinion of Counsel experienced in federal bankruptcy matters, in substance satisfactory to the Trustee, the Certificateholders, the Bond Insurer and the Rating Agencies, to be delivered to the Trustee, the Certificateholders, the Bond Insurer and the Rating Agencies and (z) the Rating Agencies shall indicate in writing that the taking of such action will not affect the then current rating of the Certificates or the risk to the Bond Insurer in insuring the Certificates. The Transferor shall not amend any article in its Limited Liability Company Agreement that deals with any matter discussed above without the prior written consent of the Bond Insurer.


        (j) Directors. The Transferor agrees that at all times with respect to it and K&P Finance Corp. I at least one of the directors and one of the executive officers (or two persons, one of whom is serving as both a director and an executive officer) will not be a director, officer or employee of any direct or ultimate parent, or Affiliate of the parent or of such entity; provided, however, that such independent director and officer may serve in similar capacities for other "special purpose entities" formed by the Company and its Affiliates. The Transferor's Limited Liability Company Agreement shall at all times provide that the independent director of the independent member shall have a fiduciary duty to the Certificateholders.

        (k) Preservation of the Equipment and the Leased Vehicles. The Transferor warrants that it is the lawful owner and possessor of the Equipment or Leased Vehicles (except with respect to Equipment or Leased Vehicles in which it has a valid security interest) and that it will warrant and defend such Equipment or Leased Vehicle against all Persons, claims and demands whatsoever. The Transferor shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Equipment or Leased Vehicles, except as permitted under this Agreement.


        (l) Taxable Income from the Lease Contracts. The Transferor shall treat the Lease Contracts as owned by it for federal, state and local income tax purposes, shall report and include in the computation of the Transferor's gross income for such tax purposes in its return the rental and other income from the Lease Contracts, and shall deduct the interest paid or accrued with respect to the Certificates in accordance with its applicable method of accounting for such purposes.


        (m) Maintenance of Office or Agency. The Transferor will maintain an office or agency within the United States of America where the Certificates may be presented or surrendered for payment and where notices and demand to or upon the Transferor in respect of the Certificates and this Agreement may be served. The Transferor hereby initially appoints the Trustee at Sixth Street and Marquette Avenue, Minneapolis, Minnesota for each of said purposes. The Transferor will give 30 days prior written notice to the Trustee, the Bond Insurer and the Certificateholders of any change in the location, of any such office or agency. If at any time the Transferor shall fail to maintain any such office or agency or shall fail to maintain any such office or agency or shall fail to furnish the Trustee or the Bond Insurer with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Trustee, and the Transferor hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.


        (n) Enforcement of Servicing Agreement and Contribution Agreement. The Transferor will take all actions necessary, and diligently pursue all remedies available to it, to the extent commercially reasonable, to enforce the obligations of the Servicer under the Servicing Agreement and the Contribution Agreement and the Contributors and the Company under the Contribution Agreement and to secure its rights thereunder.


        (o) Transferor May Consolidate, etc., Only on Certain Terms. The Transferor shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:


               (i) the Person (if other than the Transferor) formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be a Person organized and existing as a limited purpose entity under the laws of the United States of America or any State thereof and shall have expressly assumed, by an agreement supplemental hereto, executed and delivered to the Trustee and the Bond Insurer in form reasonably satisfactory to the Trustee and the Bond Insurer, the obligation to make due and punctual payments of the principal of and interest on the Certificates and to perform every covenant of this Agreement on the part of the Transferor to be performed or observed; and


              (ii) the Transferor shall have caused the Trustee to have received a letter from the Rating Agencies to the effect that the rating issued with respect to the Certificates and the risk to the Bond Insurer in insuring the Certificates is confirmed, notwithstanding the consummation of such merger, consolidation, transfer or conveyance together with the consent of the Bond Insurer to such merger, consolidation, transfer or conveyance; and


             (iii) immediately after giving effect to such transaction, no Event of Default or Default, Trigger Event or Funding Period Trigger Event shall have occurred and be continuing; and


              (iv) the Transferor shall have delivered to the Trustee and the Bond Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Article Eleven and that all conditions precedent herein provided for relating to such transaction have been complied with; and


               (v) such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the lien and security hereof, the perfection and priority thereof and the rights and powers of the Trustee, the Bond Insurer and the Certificateholders; and


              (vi) the surviving entity shall be a "special purpose entity;" i.e., shall have an organizational charter substantially similar to the Certificate of Formation and the Limited Liability Company Agreement of the Transferor including specific limitations on the business purposes, and provisions for independent directors; and


             (vii) the Bond Insurer shall have given its prior written consent, which consent shall not be unreasonably withheld or delayed.


        (p) Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Transferor substantially as an entirety in accordance with Section 11.02(o) hereof, the Person formed by or surviving such consolidation or merger (if other than the Transferor) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Transferor under this Agreement with the same effect as if such Person had been named as the Transferor herein. In the event of any such conveyance or transfer, the Transferor or any successor which shall theretofore have become such in the manner prescribed in this Article shall be released from its liabilities as obligor and maker on the Certificates and from its obligations under this Agreement and may be dissolved, wound-up and liquidated at any time thereafter.


        (q) Use of Proceeds. The proceeds of the sale of the Lease Contracts will be used by the Transferor (i) to pay the Existing Indebtedness, (ii) to pay the expenses associated with this transaction and (iii) for general corporate purposes. None of the transactions contemplated in this Agreement, the Contribution Agreement or the Servicing Agreement will result in a violation of
Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Transferor does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation G, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.


        (r) Tax Returns. The Transferor and the Company each has filed and will continue to file all applicable federal income tax returns until the termination of this Agreement.


        (s) The Transferor will not elect to treat the Trust as an association taxable as a corporation for federal income tax purposes.


        (t) The Transferor will not elect to treat itself as an association taxable as a corporation for federal income tax purposes.


        (u) The Transferor will not cause the Trust to issue a certificate or other written instrument to evidence the Transferor's interests in the Trust.


      Section 11.03.    Other Matters as to the Transferor.


        (a) Limitation on Liability of Directors, Officers, or Employees of the Transferor. (a) The directors, officers, or employees of the Transferor shall not be under any personal liability to the Trust, the Trustee, the Certificateholders, the Servicer, or any other Person hereunder or pursuant to any documents delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and the issuance of the Certificates, except with respect to liability resulting from such Person's fraudulent or willful misconduct. The Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on the advice of counsel or on any documents of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.


        (b) Parties Will Not Institute Insolvency Proceedings. During the term of this Agreement and for one year and one day after the termination hereof, none of the parties hereto or any Affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Transferor.

                                 ARTICLE TWELVE
                            ACCOUNTS AND ACCOUNTINGS


      Section 12.01. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Lease Contracts received by the Trustee and the other accounts held in the name of the Trustee to permit the Servicer to perform its duties under the Servicing Agreement. The Trustee shall hold all such money and property so received by it as part of the Trust Property and shall apply it as provided in this Agreement. If any Lease Contract becomes a Defaulted Lease Contract, the Trustee, upon Transferor or Servicer request may, and upon the request of the Bond Insurer or the Certificateholders shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Agreement and to proceed thereafter as provided in Article Six hereof.


      Section 12.02. Collection Account. (a) Prior to the Closing Date, the Trustee shall open and maintain a trust account (the "Collection Account") for the benefit of the Certificateholders and the Bond Insurer, for the receipt of
(i) payments remitted to the Trustee by the Servicer, (ii) proceeds of claims made under the Policy, in accordance with Article Eight hereof, upon receipt and
(iii) any Reinvestment Income. Funds in the Collection Account shall not be commingled with any other monies. All payments to be made from time to time by the Trust to the Certificateholders out of funds in the Collection Account pursuant to this Agreement shall be made by the Trustee. All monies deposited from time to time in the Collection Account pursuant to this Agreement shall be held by the Trustee as part of the Trust Property as herein provided.


        (b) Upon Transferor Order, the Trustee shall invest the funds in the Collection Account (other than proceeds of claims made under the Policy) in Eligible Investments. The Transferor Order shall specify the Eligible Investments in which the Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the second Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity; provided that, Eligible Investments of the type described in clause (i) or (vi) of the definition of Eligible Investments may mature on such Payment Date. In the absence of a Transferor Order, the Trustee shall invest funds in the Collection Account (other than proceeds of claims made under the Policy) in Eligible Investments described in clause (vi) of the definition thereof. Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders and the Bond Insurer. The Trustee shall provide to the Servicer and the Bond Insurer at its request monthly account statements relating to the Collection Account and such other account information reasonably requested by the Bond Insurer.


        (c) Any income or other gain from investments in Eligible Investments as outlined in (b) above shall be credited to the Collection Account and any loss resulting from such investments shall be charged to such account; provided, however, that the Transferor shall make or cause to be made no later than the applicable Payment Date a deposit to the Collection Account to the extent of any losses therein caused as a result of the Transferor's investment instructions provided for herein. The Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this
Section 12.02 (except to the extent that the Trustee is the obligor and has defaulted thereon).


        (d) On each Payment Date if either no Default or Event of Default shall have occurred and be continuing or a Default or Event of Default shall have occurred and be continuing, but the entire unpaid principal amount of the Certificates shall not have been declared due and payable, then on such Payment Date, after making all transfers and deposits to the Collection Account pursuant to Section 12.02(a) hereof, the Trustee shall withdraw from the Collection Account (other than amounts representing payments of Lease Receivables due after the Calculation Date immediately preceding such Payment Date) including the Reinvestment Income therein, and shall make the following disbursements in the following order in accordance with the provisions of and instructions on the Monthly Servicer's Report; provided that the proceeds of claims under the Policy shall be used solely to pay the amounts due under paragraph (v) and, on the Stated Maturity, paragraph (vi) of this Section 12.02(d); and provided further that the Trustee shall withdraw from the Collection Account and make interest payments based on the outstanding principal balance of the Certificates even if it shall not have received the Monthly Servicer's Report:


                (i) to pay to the Servicer: (A) the Servicer Fee; (B) the Reinvestment Income (except to the extent previously remitted to the Servicer); (C) the amounts necessary to reimburse the Servicer and any successor Servicer as provided in Section 3.09(a) of the Servicing Agreement for reasonable costs and expenses incurred by the Servicer (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Lease Contracts, from amounts received as Recoveries from any Defaulted Lease Contracts; (D) any amounts received from Customers to pay the taxes described in Section
        3.07 of the Servicing Agreement, to the extent deposited in the Collection Account; (E) all amounts received in respect of Lease Receivables as to which the Servicer has made an unrecovered Servicer Advance, to the extent of such Servicer

        Advance; and (F) the amount necessary to reimburse the Servicer for any Nonrecoverable Advance;


              (ii) to pay to the Trustee the Trustee Fee (and, following an Event of Default, any expenses of the Trustee previously approved by the Bond Insurer) then due;


             (iii) to pay to the Back-up Servicer the Back-up Servicer Fee (and, following an Event of Default, any expenses of the Back-up Servicer previously approved by the Bond Insurer) then due;


                (iv) to pay to the Bond Insurer the Bond Insurer Premium then due;


                (v) to pay the Interest Distribution Amount due on that Payment Date and any overdue interest, to be applied as provided in Section 2.08 hereof;


                (vi) to pay the Principal Distribution Amount then due, to be applied to the payment of Certificates principal as provided in Section
        2.08 hereof;


                (vii) to pay to the Bond Insurer any amounts previously paid by the Bond Insurer under the Policy and not repaid plus any unpaid Bond Insurer Premium, together with interest thereon in accordance with the Insurance Agreement;


                (viii) to pay to a successor Servicer after a successor Servicer has been appointed pursuant to Section 6.02 of the Servicing Agreement, the Additional Servicer Fee, if any, and to pay any successor Servicer, or the Trustee, any Transition Costs incurred by any successor Servicer, or the Trustee and not previously reimbursed;


                (ix) on and after the Payment Date following a Trigger Event, apply any remaining funds to the payment of principal to the Holders of Certificates Outstanding on a pro rata basis;


                (x) to pay to the Servicer, any other amounts due the Servicer as expressly provided herein and in the Servicing Agreement other than unreimbursed Servicer Advances;


                (xi) to pay to the Servicer, any unreimbursed Servicer Advances;


                (xii) to pay to the Trustee and the Back-up Servicer, any other amounts due to the Trustee and the Back-up Servicer as expressly provided herein and in the Servicing Agreement;

                (xiii) to pay to the Bond Insurer any other amounts owed to the Bond Insurer pursuant to the Insurance Agreement; and


                (xiv) to remit any excess funds to or at the direction of the Transferor in accordance with the instructions on the Monthly Servicer's Report.


        (e) Upon the Transferor's or the Trustee's obtaining actual knowledge of the occurrence of any Trigger Event, the Transferor or the Trustee, as the case may be, shall within one Business Day of obtaining such actual knowledge notify the Bond Insurer and the Certificateholders of such occurrence.


      Section 12.03. Reports by Trustee to Certificateholders. (a) On each Payment Date the Trustee shall account to each Holder of Certificates on which payments of principal and interest are then being made the amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Transferor of all such payments. The Trustee may satisfy its obligations under this Section 12.03 by delivering the Monthly Servicer's Report to each such Holder of the Certificates. On or before the 10th day prior to any Final Payment Date the Trustee shall provide notice to the Holders of the Certificates of the Final Payment Date for such Certificates. Such notice shall include (1) a statement that interest shall cease to accrue as of the last day preceding the date on which the Final Payment Date occurs, and
(2) shall specify the place or places at which presentation and surrender may be made.


        (b) The Trustee shall, on a monthly basis beginning on the first Calculation Date, confirm the credit rating or, if more than one credit rating has been assigned, each such credit rating of each institution in which funds are invested pursuant to clause (v) of the definition of Eligible Investments and shall promptly notify the Certificateholders and the Bond Insurer if any such credit rating has been lowered.


        (c) At least annually, or as otherwise required by law, the Trustee shall distribute to Certificateholders any information returns or other tax information or statements as are required by applicable tax law to be distributed to the Certificateholders. The Servicer shall prepare or cause to be prepared all such information for distribution by the Trustee to the Certificateholders.

                                ARTICLE THIRTEEN
                        PROVISIONS OF GENERAL APPLICATION


        Section 13.01. General Provisions. All of the provisions of this Article shall apply to this Agreement.


      Section 13.02. Acts of Certificateholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Transferor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.01 hereof) conclusive in favor of the Trustee and the Transferor, if made in the manner provided in this Section 13.02.


        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee reasonably deems sufficient.


        (c) The ownership of Certificates shall be proved by the Certificate Register.


        (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Transferor in reliance thereon, whether or not notation of such action is made upon such Certificate.


      Section 13.03. Notices, etc., to Trustee, Bond Insurer, Transferor and Servicer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Certificateholders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied or mailed, first-class postage prepaid and addressed to the appropriate address below:


                (a) to the Trustee at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070 (facsimile number (612) 667-3539).
        Attention: Corporate Trust Services-Asset-Backed Administration/T & W Funding Company I, L.L.C., or at any other address previously furnished in writing to the Transferor, the Certificateholders, the Bond Insurer, the Servicer and the Back-up Servicer; or


               (b) to the Transferor at T & W Funding Company I, L.L.C., 6416 Pacific Highway East, Tacoma, Washington 98424 (facsimile number (206) 926-0739), Attention: President, or at any other address previously furnished in writing to the Trustee, the Certificateholders, the Bond Insurer, the Servicer and the Back-up Servicer; or


               (c) to the Servicer at 6416 16th Street East, Tacoma, Washington 98424 (facsimile number (206) 926-0739), Attention: President, or at any other address previously furnished in writing to the Trustee, the Certificateholders, the Bond Insurer, the Transferor and the Back-up Servicer; or


                (d) to the Back-up Servicer at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, Attention: Corporate Trust Services/ Asset-Backed Administration, or at any other address previously furnished in writing to the Trustee, the Certificateholders, the Bond Insurer, the Transferor and the Servicer; or


               (e) to the Bond Insurer at 113 King Street, Armonk, New York 10504 (facsimile number (914) 765-3810), Attention: Insured Portfolio Management Structured Finance (IPM-SF), or at any other address previously furnished in writing by the Bond Insurer to the Trustee, the Certificateholders, the Servicer, the Back-up Servicer and the Transferor; or


                (f) to each of (i) S&P, 26 Broadway, New York, NY 10004,
        Attention: Asset Backed Surveillance Group, and (ii) Moody's, 99 Church Street, New York, New York 10007, Attention: ABS Surveillance Group.


      Section 13.04. Notices to Certificateholders; Waiver. Where this Agreement provides for notice to Certificateholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Certificateholder affected by such event, at his address as it appears on the Certificate Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Certificateholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Certificateholder shall affect the sufficiency of such notice with respect to other Certificateholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

        Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Certificateholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Certificateholders when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.


      Section 13.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


        Section 13.06. Successors and Assigns. All covenants and agreements in this Agreement by the Transferor shall bind its successors and assigns, whether so expressed or not.


      Section 13.07. Separability. In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


      Section 13.08. Benefits of Agreement. Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties hereto, the Certificateholders, and any Paying Agent which may be appointed pursuant to the provisions hereof, and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement or under the Certificates.


      Section 13.09. Legal Holidays. In any case in which the date of any Payment Date or the Stated Maturity of the Certificates shall not be a Business Day, then (notwithstanding any other provision of a Certificate or this Agreement) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of the Stated Maturity or any such Payment Date and, assuming such payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.


      Section 13.10. Governing Law. THE AGREEMENT AND EACH CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW

YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS OF ANY STATE.


      Section 13.11. Counterparts. The Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


      Section 13.12. Corporate Obligation. No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, employee, officer or director of the Transferor or of any predecessor or successor of the Transferor with respect to the Transferor's obligations under this Agreement or any certificate or other writing delivered in connection herewith.


      Section 13.13. Compliance Certificates and Opinions. Upon any application, order or request by the Transferor or the Servicer to the Trustee to take any action under any provision of this Agreement for which a specific request is required under this Agreement, the Transferor or the Servicer, as applicable, shall furnish to the Trustee an Officer's Certificate of the Transferor or the Servicer, as applicable, stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of a different certificate is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.


        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:


               (a) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;


               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;


               (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


      Section 13.14. Bond Insurer Default. If a Bond Insurer Default occurs and is continuing, the Bond Insurer's right to consent hereunder and to direct the Trustee shall be suspended until remedied and, during such suspension, in all provisions of this Agreement wherein the Bond Insurer's consent or direction is required or permitted, the consent or direction of the Holders of not less than a majority in principal amount of Outstanding Certificates shall be required or permitted unless the terms of this Agreement require the consent or direction of a larger number of Holders.


        Section 13.15. Third Party Beneficiary. The Bond Insurer is an express third party beneficiary of this Agreement and is entitled to enforce this Agreement as if it were a party hereto.

        IN WITNESS WHEREOF, the Transferor, the Servicer, the Trustee and the Back-Up Servicer have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.


                               T & W FUNDING COMPANY I, L.L.C., as
                                   Transferor

                               By:  /s/ MICHAEL A. PRICE
                                    --------------------------------------------
                               Name:  Michael A. Price
                               Title: President


                               T & W FINANCIAL CORPORATION, as
                                   Servicer

                               By:  /s/ THOMAS W. PRICE
                                    --------------------------------------------
                               Name:  Thomas W. Price
                               Title: President


                               NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION, as Trustee and Back-up
                                   Servicer

                               By:  /s/ EILEEN R. STETZNER
                                    --------------------------------------------
                               Name:  Eileen R. Stetzner
                               Title: Corporate Trust Officer

                                                                       EXHIBIT A


                            FORM OF INVESTMENT LETTER


                         T & W FUNDING COMPANY I, L.L.C.
                            LEASE-BACKED CERTIFICATES


T & W Funding Company I, L.L.C.
6416 16th Street East
Tacoma, Washington  98424


Norwest Bank Minnesota, National Association,
  as Trustee
6th Street & Marquette Avenue
Minneapolis, Minnesota  55479-0069


        The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:


                1. I ________________________________________, am the chief financial officer, a person fulfilling an equivalent function or other executive officer of the Purchaser.


                2. I am familiar with the provisions of Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "Act").


                3. The Purchaser is a "qualified institutional buyer," as defined in Rule 144A.


                4. The Purchaser is aware that the Transferor may rely on the exemption from the registration requirements of the Act provided by Rule 144A.


                5. The Purchaser acknowledges that the Purchaser has (i) received such information regarding the Transferor of the Certificates as the Purchaser may require pursuant to Rule 144A or (ii) the Purchaser has determined not to request such information.


               [6. The Purchaser is either (i) not an ERISA Plan as of the date hereof, and the Purchaser is not acquiring Certificates for the account of, or with the assets of, an ERISA Plan or (ii) the Purchaser is an ERISA Plan and the Trustee has been provided with evidence that establishes to the satisfaction of the Trustee that (A) either no prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Internal Revenue Code of 1986, as amended (the "Code") will occur in connection with such Purchasers acquisition and holding of the Certificates or that the acquisition and holding of the Certificates by the Purchaser is subject to a statutory or administrative exemption and (B) the prospective Purchaser's acquisition and holding will not subject the Transferor, the Servicer, the Trust, the Bond Insurer or the Trustee to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those explicitly undertaken in the Transaction Documents. For these purposes, an "ERISA Plan" means on employee benefit plan the investments of which are regulated under ERISA and/or the Code.]


                7. The Purchaser acknowledges that transfer of a Certificate can only be effected in accordance with the Trust and Security Agreement.


        The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.


        Executed at _____________________, _____________________ this ________
day of _____________________, 199___.



---------------------------------------    ------------------------------------
Purchaser's Name and Title (Print)                    Signature of Purchaser



---------------------------------------
 Address of Purchaser



---------------------------------------
 Purchaser's Taxpayer Identification
or Social Security Number



                                     A-106-

                                                                       EXHIBIT B


                          FORM OF SUPPLEMENTAL GRANT OF
                           SUBSTITUTE LEASE CONTRACTS


        Pursuant to Section 4.04(e) of the Trust and Security Agreement, dated as of February 1, 1997, among T & W Funding Company I, L.L.C. (the "Transferor"), T & W Financial Corporation (the "Servicer"), Norwest Bank Minnesota, National Association, as Trustee (the "Trustee") and as Back-Up Servicer, (such Trust and Security Agreement as amended and supplemented from time to time, the "Trust and Security Agreement"), attached hereto as Schedule I is an amendment to Schedule II to the related Assignment and Assumption Agreement, which includes information regarding certain interests in Lease Contracts, the related Lease Receivables and the related Equipment or related Leased Vehicles that are hereby conveyed by the Transferor to the Trustee in accordance with the Trust and Security Agreement. For purposes of this Supplement, all defined terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Trust and Security Agreement.


Dated:
                                     T & W FUNDING COMPANY I, L.L.C.



                                     By
                                     Name:
                                     Title:

                                                                       EXHIBIT B


                                                                      SCHEDULE I

                                                                       EXHIBIT C


                             FORM OF FUNDING REPORT



DATED:  ___________________


Proposed Funding Date:     ________________


Calculation Date:          ________________



Aggregate IPB:                                               $_______________

Proposed Funding IPB:                                        $_______________

Sum of Funding IPB and Aggregate IPB:                        $_______________

Funding Amount:                                              $_______________

Funding by Certificateholders:                               $_______________

Outstanding Certificates (as of date hereof):                $_______________

Outstanding Certificates after Funding:                      $_______________

Largest Single Customer Concentration prior to Funding:      $_______________

Largest Single Customer Concentration after Funding:         $_______________

Required Collateralization Amount prior to Funding:          $_______________

Required Collateralization Amount after Funding:             $_______________


                                         T & W FUNDING COMPANY I, L.L.C.



                                         By
                                         Its
                                            ------------------------------------

Accepted By:

NORWEST BANK MINNESOTA,
  NATIONAL ASSOCIATION

By
  ---------------------------------------
     Its
        ---------------------------------

                    SCHEDULE A - LEASE CONTRACTS TO BE FUNDED


ACCT. NO.  BALANCE  LESSEE                   STATE  OTERM  RTERM  PAYMENT  ZIP

                                                                       EXHIBIT D


                        FORM OF LEASE-BACKED CERTIFICATE


        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE TRUST AND SECURITY AGREEMENT UNDER WHICH THIS CERTIFICATE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE TRUSTEE UPON REQUEST).


        DUE TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL AND FUNDINGS ON THE CERTIFICATE CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS CERTIFICATE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL BALANCE HEREOF BY INQUIRY OF THE TRUSTEE.


No. R-1                                   INITIAL PRINCIPAL AMOUNT:  $_________
                     (as reduced or increased on Schedule I hereto)
                     MAXIMUM PRINCIPAL AMOUNT:  $100,000,000


                            T & W LEASE-BACKED TRUST
                            LEASE-BACKED CERTIFICATE


CLOSING DATE:  February 7, 1997


        This certifies that ____________ is the registered holder (the "Registered Holder") of an interest in certain assets of the T & W Lease-Backed Trust (the "Trust") created pursuant to a Trust and Security Agreement dated February 1, 1997 (herein called the "Trust and Security Agreement"), among T & W Funding Company I, L.L.C. (the "Transferor"), T & W Financial Corporation, as Servicer (the "Servicer"), Norwest Bank Minnesota, National Association, as Trustee (the "Trustee," which term includes any successor Trustee under the Trust and Security Agreement) and as Back-up Servicer (the "Back-up Servicer"). To the extent not otherwise defined herein, the capitalized terms used herein have the meaning ascribed to them in the Trust and Security Agreement.


        The Registered Holder hereof is entitled to receive the Principal Distribution Amount and interest at the per annum rate described below on the fifteenth day of each calendar month or, if such fifteenth day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), for the period from and including the delivery date set forth above (the "Closing Date") through the Stated Maturity. The Principal Distribution Amount will be paid to the Person in whose name this Certificate is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day).


        This Certificate is a duly authorized Certificate of the Trust designated as its Lease-Backed Certificates, (herein called the "Certificate" issued under the Trust and Security Agreement.


        Interest will accrue on the Outstanding Principal Balance of the Certificates for each applicable Accrual Period (or the Accrual Intervals comprising each such Accrual Period) at the Certificate Interest Rate on the basis of a 360-day year and actual days elapsed until the last day preceding the Final Payment Date and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due and payable (giving effect to any applicable grace periods) until fully paid. Interest will be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the Outstanding Principal Balance of the Certificates on the Business Day immediately following the preceding Payment Date or on the Closing Date, if there has not been any preceding Payment Date. Notwithstanding the foregoing, with respect to any Fundings with respect to the Certificates occurring since the preceding Payment Date, interest shall be calculated with respect to each Accrual Interval based upon the actual number of days elapsed during such Accrual Interval and the Outstanding Principal Balance as of such Payment Date or Funding Date, as appropriate. In making any such interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.


        The principal and interest on this Certificate are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register, or by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Trust and Security Agreement.

        The Certificates are secured by certain Lease Assets described in the Trust and Security Agreement.


        Unless earlier declared due and payable by reason of an Event of Default, the Certificates are payable only at the time and in the manner provided in the Trust and Security Agreement and are not redeemable or prepayable at the option of the Transferor before such time, except that the Transferor, or the Bond Insurer under certain circumstances, may at any time after the aggregate principal amount of the outstanding Certificates declines to 10% or less of the largest principal amount of the outstanding Certificates at any point in time instruct the Trustee to redeem all of the Certificates Outstanding at a redemption price equal to the aggregate principal amount thereof outstanding plus accrued and unpaid interest thereon to the date of redemption. If an Event of Default as defined in the Trust and Security Agreement shall occur and be continuing, the principal of all the Certificates may become or be declared due and payable in the manner and with the effect provided in the Trust and Security Agreement.


        Prior to due presentment for registration of transfer of this Certificate, the Transferor, the Trustee, the Bond Insurer and any agent of the Transferor, the Bond Insurer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Transferor, the Trustee, the Bond Insurer, nor any such agent shall be affected by notice to the contrary.


        The Trust and Security Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Transferor and the rights of the Holders of the Certificates under the Trust and Security Agreement at any time by the Transferor, the Trustee, the Back-up Servicer and the Servicer with the consent of the Bond Insurer and Holders of 66-2/3% in principal amount of Certificates at the time Outstanding. The Trust and Security Agreement also contains provisions permitting the Bond Insurer or, if a Bond Insurer Default has occurred and is continuing Holders of specified percentages in aggregate principal amount of the Certificates at the time Outstanding, on behalf of the Holders of all Certificates, to waive compliance by the Transferor with certain provisions of the Trust and Security Agreement and certain past defaults under the Trust and Security Agreement and their consequences. Any such consent or waiver by the Holder of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.


        Each Holder of a Certificate, by acceptance of its Certificate, agrees that during the term of the Trust and Security Agreement and for one year and one day after the termination thereof, such Holder or any Affiliate thereof will not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Federal or state bankruptcy or similar law against the Transferor.


        Each Certificateholder by its acceptance of a Certificate covenants to every party to the Trust and Security Agreement to treat the Certificates as indebtedness for all applicable tax purposes in all tax filings, reports and returns and otherwise, and further covenants that neither it nor any of its Affiliates will take or participate in the taking of, or permit to be taken, any action that is inconsistent with the treatment of the Certificates as indebtedness for tax purposes.


        The Certificates are issuable only in registered form without coupons in such authorized denominations as provided in the Trust and Security Agreement and subject to certain limitations therein set forth.


        This Certificate and the Trust and Security Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.


        No reference herein to the Trust and Security Agreement and no provision of this Certificate or of the Trust and Security Agreement shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the principal of and interest on a Certificate, but solely from the Trust Property at the times, place and rate, and in the coin or currency, herein prescribed.


                             STATEMENT OF INSURANCE


OBLIGATIONS:          $100,000,000
                      T & W Leased-Backed Trust
                      Lease-Backed Certificates


        MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of the Bond Insurance Policy (the "Policy"), thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Norwest Bank Minnesota, National Association, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.


        Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Transferor, the Trust or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).


        The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.


        The Insurer will pay any other amount payable under the Policy no later than 12:00 noon New York City time on the later of the Payment Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.


        Insured Payments due under the Policy, unless otherwise stated therein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.


        The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.


        Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under the Policy.


        As used in the Policy, the following terms shall have the following meanings:


        "Agreement" means the Trust and Security Agreement dated as of February 1, 1997 among T & W Funding Company I, L.L.C., T & W Financial Corporation, as servicer, and the Trustee, as trustee and as back-up servicer, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer in accordance with the terms of the Agreement.


        "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.


        "Deficiency Amount" means (i) for any Payment Date, any shortfall in amounts available in the Collection Account to pay the interest due on the Obligations under Section 12.02(d)(v) of the Agreement after payment of all amounts payable pursuant to Section 12.02(d)(i) through (iv) of the Agreement, plus (ii) on the Stated Maturity any shortfall in amounts available in the Collection Account to pay the Outstanding Principal Balance after the payment of all amounts payable pursuant to Section 12.02(d)(i) through (v) of the Agreement.


        "Insured Payment" means (i) as of any Payment Date, any Deficiency Amount and (ii) any unpaid Preference Amount.


        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

        "Owner" means Holder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligation to payment thereunder.


        "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.


        Capitalized terms used in the Policy and not otherwise defined therein shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.


        Any notice under the Policy or service of process on the Fiscal Agent of the Insurer may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the Insurer shall specify in writing to the Trustee.


        The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency.


        The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.


        The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.


        The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.


                                                     MBIA INSURANCE CORPORATION


        Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Trust and Security Agreement or be valid or obligatory for any purpose.

Unless this Certificate has been executed on behalf of the Trust by the Trustee, by manual signature of an authorized signatory of the Trustee, this Certificate shall not be entitled to any benefit under the Trust and Security Agreement, or be valid for any purpose.



                                        T & W LEASE-BACKED TRUST

                                        By   NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION, not in its
                                             individual capacity but solely as
                                             Trustee



                                        By
                                              Authorized Signatory

                                                                      SCHEDULE I


                          PRINCIPAL DISTRIBUTION AMOUNT
                               AND FUNDING AMOUNTS



Initial Principal Amount:      $_____________


Closing Date:                  February 7, 1997



===============================================================================================================================
   AMOUNT OF PRINCIPAL REPAID             Funding Amounts           Unpaid Principal Balance
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Notation
        AMT         Date               AMT              Date         AMT           Total                   Made By
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================


                               [FORM OF TRUSTEE'S
                         CERTIFICATE OF AUTHENTICATION]


        This is one of the Certificates described in the within-mentioned Trust and Security Agreement.


Dated:


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee



By
  --------------------------------------------------
                 Authorized Signatory

                                                                       EXHIBIT E


                            T & W LEASE-BACKED TRUST
                            LEASE-BACKED CERTIFICATES


            CERTIFICATE PURSUANT TO THE TRUST AND SECURITY AGREEMENT


        I, _______________, do hereby certify that I am the _____________ of
T & W Funding Company I, L.L.C. (the "Transferor") and that I have reviewed the Trust and Security Agreement (the "Trust and Security Agreement") dated as of February 1, 1997, among the Transferor, T & W Financial Corporation, as Servicer, Norwest Bank Minnesota, National Association, as Back-up Servicer and as Trustee. Capitalized terms used but not defined herein are used with the meanings set forth in the Trust and Security Agreement.


        Pursuant to the Trust and Security Agreement I hereby certify, to the best of my knowledge based upon reasonable investigation, that the representations and warranties of the Transferor contained in the Contribution Agreement are true and correct on and as of the date hereof (the "Funding Date") with the same effect as if made on the Funding Date, and that all of the terms of the Contribution Agreement have been complied with.


        IN WITNESS WHEREOF, I have hereunto set my hand, this __th day of ___________, 199_.


                                          T & W FUNDING COMPANY I, L.L.C.



                                          By
                                             Title:





[SEAL]

                                                                       EXHIBIT F


                            T & W LEASE-BACKED TRUST
                            LEASE-BACKED CERTIFICATES


            CERTIFICATE PURSUANT TO THE TRUST AND SECURITY AGREEMENT


        I, _______________, do hereby certify that I am the _____________ of
T & W Funding Company I, L.L.C. (the "Transferor") and that I have reviewed the Trust and Security Agreement (the "Trust and Security Agreement") dated as of February 1, 1997, among the Transferor, T & W Financial Corporation, as Servicer, Norwest Bank Minnesota, National Association, as Back-up Servicer and as Trustee and the Servicing Agreement dated as of February 1, 1997, among the Servicer, the Transferor, the Trustee and the Back-up Servicer. Capitalized terms used but not defined herein are used with the meanings set forth in the Trust and Security Agreement.


        Pursuant to the Trust and Security Agreement I hereby certify, to the best of my knowledge based upon reasonable investigation, that:


               (a) that the Transferor is not in Default under the Trust and Security Agreement or the Servicing Agreement and that the Funding will not result in the occurrence of a Funding Period Trigger Event or a Default under the Trust and Security Agreement.


               (b) that the Funding will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, any agreement or instrument to which the Transferor is a party or by which it is bound, or, to the best of my knowledge, any order of any court or administrative agency entered in any proceeding to which the Transferor is a party or by which it may be bound or to which it may be subject; and


               (c) all of the representations and warranties of the Servicer and the Transferor contained in the Contribution Agreement, the Certificate Purchase Agreement, the Insurance Agreement, the Hedge Agreement (as defined in the Certificate Purchase Agreement), the Swap Agreement (as defined in the Certificate Purchase Agreement), the Servicing Agreement and Trust and Security Agreement are true and correct as of such Funding Date


               (d) that all conditions precedent provided in the Trust and Security Agreement and the Servicing Agreement relating to the Funding have been complied with.

        IN WITNESS WHEREOF, I have hereunto set my hand, this __th day of __________, 199_.


                                       T & W FUNDING COMPANY I, L.L.C.



                                       By

                                          Title:

                                                                       EXHIBIT G


                           T & W FINANCIAL CORPORATION


            CERTIFICATE PURSUANT TO THE TRUST AND SECURITY AGREEMENT


        I, _______________, hereby certify that I am the _____________ of T & W
Financial Corporation (the "Servicer") and that I have read the Trust and Security Agreement dated as of February 1, 1997 (the "Trust and Security Agreement"), among T & W Funding Company I, L.L.C., the Servicer, Norwest Bank Minnesota, National Association, as Back-up Servicer and as Trustee and the Servicing Agreement dated as of February 1, 1997, among the Servicer, the Transferor, the Trustee and the Back-up Servicer. Capitalized terms used but not defined herein are used with the meanings set forth in the Trust and Security Agreement.


        Pursuant to the Trust and Security Agreement I hereby certify, to the best of my knowledge based upon reasonable investigation:


               (a) that the Servicer is not in Default under the Trust and Security Agreement or the Servicing Agreement and that the Funding will not result in the occurrence of a Funding Period Trigger Event or a Default under the Trust and Security Agreement.


               (b) that the Funding will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, any agreement or instrument to which the Servicer is a party or by which it is bound, or, to the best of my knowledge, any order of any court or administrative agency entered in any proceeding to which the Servicer is a party or by which it may be bound or to which it may be subject; and


               (c) all of the representations and warranties of the Servicer and the Transferor contained in the Contribution Agreement, the Certificate Purchase Agreement, the Insurance Agreement, the Hedge Agreement (as defined in the Certificate Purchase Agreement), the Swap Agreement (as defined in the Certificate Purchase Agreement), the Servicing Agreement and the Trust and Security Agreement are true and correct as of such Funding Date


               (d) that all conditions precedent provided in the Trust and Security Agreement and the Servicing Agreement relating to the Funding have been complied with.


        IN WITNESS WHEREOF, I have hereunto set my hand, this __th day of __________, 199_.


                                         T & W FINANCIAL CORPORATION

                                         By

                                            Title:

                                                                       EXHIBIT H


                            T & W LEASE-BACKED TRUST
                            LEASE-BACKED CERTIFICATES


            CERTIFICATE PURSUANT TO THE TRUST AND SECURITY AGREEMENT


        I, _______________, do hereby certify that I am the ______________ of
T & W Funding Company I, L.L.C. (the "Transferor") and that I have reviewed the Trust and Security Agreement (the "Trust and Security Agreement") dated as of February 1, 1997, among the Transferor, T & W Financial Corporation, as Servicer, Norwest Bank Minnesota, National Association, as Back-up Servicer and as Trustee. Capitalized terms used but not defined herein are used with the meanings set forth in the Trust and Security Agreement.


        Pursuant to the Trust and Security Agreement I hereby certify, to the best of my knowledge based upon reasonable investigation, that all the conditions precedent to the Funding have been complied with.


        IN WITNESS WHEREOF, I have hereunto set my hand, this __th day of __________, 199_.


                                      T & W FUNDING COMPANY I, L.L.C.



                                      By

                                         Title: